Risk management	12 Months Ended
Dec. 31, 2021
Risk management
Risk management	Risk management
a) Risk principles and culture
Grupo Santander´s risk principles below are compulsory. They comply with regulatory requirements and are inspired by best market practices:
1.All employees are risk managers who must understand the risks associated with their functions and not assume risks with an impact that exceeds the Group’s risk appetite or is unknown.
2.Involvement of senior managers, with consistent risk management and control through their conduct, actions and communications, as well as oversight of the risk culture and make sure Grupo Santander maintain the risk profile within the defined risk appetite.
3.Independent risk management and control functions, according to the three lines of defence model of Grupo Santander.
4.A forward-looking, comprehensive approach to risk management and control for all businesses and risk types.
5.Complete and timely information to identify, assess, manage and disclose risks to the appropriate level.
Grupo Santander’s holistic control structure stands on these principles and includes strategic tools and processes set out in the risk appetite statement, such as annual planning and budget planning, scenario analysis, the risk reporting structure and risk identification and assessment.
1. Risk factors
Grupo Santander's risks categorization ensures effective risk management, control and reporting. The risk framework distinguishes these risk types:
•Credit risk relates to financial loss arising from the default or credit quality deterioration of a customer or counterparty, to which Santander has directly provided credit or assumed a contractual obligation.
•Market risk results from changes in interest rates, exchange rates, equities, commodities and other market factors, and from their effect on profit or capital. It includes the structural risk relates to market movements or balance sheets behaviour will change the value or profit generation of assets or liabilities in the banking book.
•Liquidity risk occurs if liquid financial resources are insufficient or too costly to obtain in order to meet liabilities when they fall due.
•Capital risk is the risk that arises from the possibility of having an inadequate quantity or quality of capital to meet internal business objectives, regulatory requirements or market expectations in the area of structural risk.
Grupo Santander also takes into account, on an ongoing basis in its management of the risk function, operational, regulatory compliance, model, reputational and strategic risks.
Besides, environmental and climate-related risk drivers are considered as factors that could impact the existing risks in the medium-to-long-term. These elements include, on the one hand, those derived from the physical effects of climate change, generated by one-off events as well as by chronic changes in the environment and, on the other hand, those derived from the process of transition to a development model with lower emissions, including legislative, technological or behaviour of economic agents changes.
The analysis of climate change scenarios has continued to advance during 2021 in the Group to try to cover the different casuistry related to the risks of transition to a low-carbon economy and/or the effects derived from the physical risk of possible climatic events in certain geographies where the Group operates.
Grupo Santander continues to make progress in the credit granting process following the EBA guidelines as well as in the development of a more restrictive financing policy, taking special account of the most sensitive sectors/activities, which includes ceasing to provide financial services to medium term to electricity generation customers with more than 10% of revenues dependent on coal and eliminate exposure to coal mining production in the world.
Grupo Santander has scheduled a series of actions to continue integrating climatic and environmental factors in the credit admission process, through i) their incorporation in the assessment processes of local credit committees, ii) their inclusion in the assignment of corporate ratings in the wholesale market (with a future expansion to retail banking) and in the process of setting prices through the entities' own ratings and the specific pricing that already exists for specific products with discount rates based on the fulfillment of various conditions , and iii) the inclusion of energy certificates in the valuation of collaterals.
Additionally, Grupo Santander has increased focus on the impact of climate risk in relation to market, structural and liquidity risk, which arise from the possibility that changes in climate may adversely affect the value of a financial instrument, a portfolio or the Group as a whole. This risk may have an impact both on financial instruments value or portfolios and on Santander's liquidity. Grupo Santander measures this risk through stress scenarios for both market and liquidity risk, which arises from the possibility that climate change may adversely affect the value of a financial instrument, a portfolio or the Group as a whole
2. Risk governance
Grupo Santander robust risk and compliance governance structure allows us to conduct effective oversight in line with our risk appetite. It stands on three lines of defence, a structure of committees and strong Group-subsidiary relations, guided by our risk culture, Risk Pro.
2.1 Lines of defence
Grupo Santander model of three lines of defence effectively manages and controls risks:
–First line: formed by businesses and functions that take or originate exposure to risk, it recognizes, measures, controls, monitors and reports on risks according to internal risk management regulation. Risk origination must be consistent with the approved risk appetite and related limits.
–Second line: formed by the Risk and Compliance and Conduct functions, it independently oversees and challenges the first line’s risk management. Its duties include ensuring that risks are managed according to the risk appetite defined by senior management and strengthening our risk culture throughout Grupo Santander.
–Third line: the Internal Audit function, which is independent to ensure the board of directors and senior managers with high-quality and efficient internal controls, governance and risk management systems, helping to safeguard our value, solvency and reputation.
The Risk, Compliance & Conduct and Internal Audit functions are separate and independent. Each has direct access to the board of directors and its committees.
2.2 Risk committee structure
The board of directors is ultimately responsible for risk and compliance management and control. It revises and approves the bank's risk frameworks and appetite, while promoting a strong risk culture across the Group. The board relies on its risk supervision, regulation and compliance committee for risk control and on the group’s executive committee for risk approval.
The Group chief risk officer (Group CRO), who decides risk strategy and promotes proper risk culture, is in charge of overseeing all risks and challenging and advising business lines on risk management.
The Group chief compliance officer (Group CCO), who decides compliance and conduct strategy, is in charge of controlling the risks within their purview and must provide the Group CRO with a complete overview on the situation of risks being monitored.
Both the Group CRO and the Group CCO have direct access and report to the risk supervision, regulation and compliance committee and the board of directors.
The executive risk, risk control and compliance and conduct committees are executive committees and have been delegated powers by the board.
Furthermore, risk functions have forums and regular meetings to manage and control the risks within their purview. Executive committees also delegate some duties to subordinate forums.
Their responsibilities include:
•Reporting to the Group CRO, the Group CCO, the risk control committee and the compliance and conduct committee on risk management according to risk appetite;
•monitoring and ensuring proper management of each risk factor; and
•overseeing measures to comply with supervisors and auditors' expectations.
Besides, Grupo Santander, in order to establish an adequate control environment for the management of each risk factors, the Risk and Compliance and Conduct functions have effective internal regulation to create the right environment to manage and control all risks.
Grupo Santander can also dictate new governance measures for special situations. During the Brexit crisis transition process, it set up separate steering committees and working groups with Santander UK. Also, to cope with the covid-19 crisis, it created special situation forums, in which close coordination with subsidiaries, local contingency plan activation and scenario analysis enhanced allocated resources and governance.
2.3 The Group's relationship with subsidiaries
In all subsidiaries, the risk and compliance management and control model is consistent with the frameworks approved by Grupo Santander's board of directors, which they adhere to through their own boards and can only adapt according to local law and regulation. In its duty to carry out aggregate risk oversight, Grupo Santander validates and challenges subsidiaries’ internal regulation and transactions, which results in a common risk management model across the Group.
In 2021, Grupo Santander continued to strengthen the regional subsidiary relations model, based on regions, to find synergies for common operations and platforms building on the global and regional scale; to streamline processes; and to tighten control mechanisms so Grupo Santander's business can grow, allocate capital more efficiently and offer the best service to customers.
In this sense, each local CRO interact regularly with their regional head of risk, the Group CRO and the Group CCO in periodic regional or country control meetings. Local and global Risk and Compliance functions also hold follow-up meetings to address special matters. The Group CRO and the Group CCO and regional heads of risk are involved in appointing, setting of objectives, reviewing and compensating their local counterparts to ensure proper risk management.
Grupo Santander enhances its relations with subsidiaries and its advanced risk management model through:
•Close collaboration between countries in the same region to carry out common initiatives efficiently;
•structural change, subsidiary benchmarks and a strategic vision for the function to implement advanced risk management infrastructures and practices;
•the exchange of best practices to strengthen processes and drive innovation in order to achieve a quantitative impact.;
•identification of talent in risk and compliance teams, promoting international mobility through a global risk talent programme and tightening succession plans
3. Management processes and tools
Grupo Santander has these effective risk management processes and tools:
3.1 Risk appetite and structure of limits
Risk appetite is the volume and type of risks Grupo Santander deem prudent for the business strategy, even in unforeseen circumstances. It considers adverse scenarios that could have a negative impact on capital, liquidity and profitability.
The board sets the Group's risk appetite statement (RAS) every year. Grupo Santander subsidiaries' boards also set their own risk appetites annually. Each of those risk appetites translates into risk management limits and policies based on risk type, portfolio and segment.
3.1.1. Business model and risk appetite fundamentals
Grupo Santander's risk appetite is consistent with the risk culture and business model built on customer focus, scale and diversification. At the core of Grupo Santander's risk appetite are:
•A medium-low and predictable target risk profile that is centred on retail and commercial banking, internationally diversified operations and strong market share;
•Stable, recurrent earnings and shareholder remuneration, sustained by a sound base of capital, liquidity and sources of funding;
•Independent subsidiaries that manage their own capital and liquidity, with risk profiles that do not compromise Grupo Santander’s solvency;
•An independent risk function with involvement by senior management to embed a strong risk culture and drive a sustainable return on capital;
•A global and holistic vision through a meticulous control and monitoring of risks, businesses and markets;
•A focus on products Grupo Santander know well;
•A conduct model that protects Grupo Santander`s customers; and
•A remuneration policy that aligns employees and executives' interests with risk appetite and long-term results.
3.1.2. Corporate risk appetite principles
The principles that inform Grupo Santander's risk appetite are:
•The board and senior management's responsibility for risk appetite;
•An enterprise-wide view of risk, back-testing and challenge of risk profile based on quantitative metrics and qualitative indicators;
•A forward-looking view based on plausible assumptions and adverse/stress scenarios to reflect the desired risk profile in the short and medium term;
•Strategic and business plans embedded in daily management by policies and limits;
•Common standards that align each subsidiary's appetite with the Group's; and
•Regular reviews, best practice and regulatory requirements, with mechanisms in place to keep the risk profile stable and mitigate non-compliance.
3.1.3. Structure of limits, monitoring and control
Risk appetite is expressed in qualitative terms and limits, structured on these five core elements.

1	Earnings volatility The maximum loss Grupo Santander can tolerate in an acute -but- plausible stress scenario.

2	Solvency •Minimum capital position Grupo Santander can tolerate in a stress scenario. •Maximum leverage Grupo Santander can tolerate in a stress scenario.

3	Liquidity •Minimum structural liquidity position. •Minimum liquidity horizon Grupo Santander can tolerate in peak stress scenario. •Minimum liquidity coverage position.

4	Concentration •Concentration in single names, industries and portfolios. •Concentration in non-investment grade counterparties. •Concentration in large exposures.

5	Non-financial risks •Maximum operational risk losses. •Maximum risk profile. •Non-financial risk indicators: ◦Financial crime compliance (FCC) ◦Cyber and security risk ◦Model risk ◦Reputational risk
b) Credit risk
1. Introduction to the credit risk treatment
Credit risk refers to a potential financial loss from the default or credit quality deterioration of a customer or other third party with whom Grupo Santander has a contractual obligation. It is our most important risk, both in terms of exposure and capital consumption. It also includes counterparty risk, country risk and sovereign risk.
Credit risk management
Grupo Santander identifies, analyses, controls and decides on credit risk based on holistic view of the credit risk cycle, which includes the transaction, the customer and the portfolio.
Credit risk identification is key to managing and controlling Grupo Santander's portfolios effectively. Grupo Santander classify external and internal risks in each business and adopt corrective and mitigating measures when needed through these processes:
1.1. Planning
Grupo Santander´s planning helps to set business targets and define specific action plans within our risk appetite framework.
Strategic commercial plans (SCP) are a management and control tool the business and risk areas prepare for Grupo Santander's credit portfolios. They determine commercial strategies, risk policies, resources and infrastructure, ensuring a holistic view of the portfolios. They provide managers with an updated view of credit portfolio quality to measure credit risk, run internal controls over the defined strategy coupled with regular monitoring, detect significant deviations in risk and potential impacts, and take corrective actions when necessary. They also align with Grupo Santander's risk appetite and its subsidiaries’ capital targets, and are approved and monitored by senior managers at each subsidiary before being reviewed and validated by Grupo Santander.
1.2. Risk assessment and credit rating
To analyse customers’ ability to meet contractual obligations, Grupo Santander uses valuation and parameter estimation models in each of the segments. Grupo Santander's credit quality valuation models are based on credit rating drivers, which Grupo Santander monitors to calibrate and adjust the decisions and ratings they assign. Depending on each segment, drivers can be:
•Rating: from mathematical algorithms that have a quantitative model based on balance sheet ratios or macroeconomic variables, and a qualitative module supplemented by the credit analyst’s expert judgement. It is used for SCIB, corporate, institutional and SME segments (with individualised treatment).
•Scoring: an automatic system to evaluate credit applications that assigns an individual score to customers for subsequent decision-making, generally in the retail and smaller SME segments.
Grupo Santander's parameter estimation models follow econometric models built on Grupo Santander's portfolios' historical defaults and losses. Grupo Santander uses them to calculate economic and regulatory capital as well as IFRS 9 provisions for each portfolio.
Grupo Santander regularly monitoring and evaluate models' appropriateness, predictive capacity, performance, granularity, compliance with policies and other related factors. Grupo Santander reviews ratings with the latest available financial and economic information. Grupo Santander has also increased the reviews for customers who are under closer observation or have automatic warnings in the risk management systems.
1.3. Credit risk mitigation techniques
We approve risks generally on the basis of borrowers’ ability to pay in fulfilment of financial obligations, notwithstanding any additional collateral or personal guarantees we can require from them. To determine this, we analyse funds or net cash flows from their businesses or income with no guarantors or the assets pledged as collateral. We always consider guarantors and collateral when deciding to approve a loan as a secondary means of recourse if the first channel fails.
In general, a guarantee is as a reinforcement measure added to a credit transaction to mitigate a loss due to a failure to meet a payment obligation.
Grupo Santander has credit risk mitigation techniques for various types of customer and products. Some are for specific transactions (e.g., property) while others apply to a series of transactions (e.g., derivatives netting and collateral). Grupo Santander can be grouped into personal guarantees, guarantees in the form of credit derivatives or collateral.
1.4. Definition of limits, pre-classifications and pre-approvals
Grupo Santander uses SCPs to manage credit portfolios, defining limits for each of them and for new originations, in line with the Group´s credit risk appetite and its target risk profile. Transposing the risk appetite to portfolio management strengthens controls over our credit portfolios.
Grupo Santander´s limits, pre-classifications and pre-approvals processes determine the risk we can assume with each customer. Limits are approved by the executive risk committee (or delegated committees) and should reflect a transaction’s expected risk-return
Grupo Santander applies various limits models to each segment:
•Large corporate groups: are subject to a pre-classification model based on a system for measuring and monitoring economic capital. Pre-classification models express the level of risk Grupo Santander is willing to assume in transactions with customers/groups in terms of capital at risk, nominal cap and maximum tenors. To manage limits with financial entities, Grupo Santander uses Credit Equivalent Risk (CER), which includes actual and expected risks with customers according to risk appetite and credit policies.
•Corporates and institutions: that meet certain requirements (strong relationships, rating, etc.): Grupo Santander uses simpler pre-classification model with an internal limit. It establishes a reference point in a customer's level of risk based on repayment capacity, overall indebtedness and a pool of banks.
Transactions with large corporates, corporates and institutions above certain limits or with special characteristics could require approval from a senior credit analyst or a committee.
•For individual customers and SMEs with low turnover, Grupo Santander manages large volumes of credit transactions with automatic decision models to classify customers and transactions.
1.5. Scenario analysis
Grupo Santander´s scenario analyses determine the potential risks in its credit portfolios and provide a better understanding of our portfolios' performance under various macroeconomic conditions.
They allow us to anticipate management strategies that will avoid future deviations from defined plans and targets. They simulate the impact of alternative scenarios in portfolios’ credit parameters (PD, LGD) and expected credit losses. We compare findings with portfolios’ credit profile indicators to find the right measures for managers to take. Credit risk management of portfolios and SCPs incorporate scenario analyses.
1.6. Monitoring
Regularly monitoring business performance and comparing it to pre-defined plans is key to our management of risk.
Grupo Santander's holistic monitoring of customers helps detect impacts on risk performance and credit quality early.
Grupo Santander assigns customers a classification with a pre-defined course of action and ad hoc measures to correct any deviations.
Monitoring, which considers transaction forecasts and characteristics, in addition to changes in classification, is performed by local and global risk teams and is based on customer segmentation:
•For SCIB, monitoring is initially a function of business managers and risk analysts which provide an up-to-date view of customers’ credit quality to predict a potential customer's deterioration.
•For commercial banking, institutions and SMEs assigned a credit analyst, Grupo Santander tracks customers requiring closer monitoring and review their ratings based on relevant indicators.
•Monitoring of individual customers, businesses and smaller SMEs follows a system of automatic alerts to detect shifts in portfolios’ performance.
Monitoring uses the Santander Customer Assessment Note (SCAN) tool. Grupo Santander fully rolled it out in our subsidiaries in 2019. It helps set individual monitoring levels and frequencies, policies, and actions for customers based on credit quality and particular circumstances.
In addition to monitoring customer credit quality, Grupo Santander defines control procedures to analyse portfolios and performance, as well as any deviations from planning or approved alert levels.
1.7. Recovery and collections management
The Collections & Recoveries area carries out recoveries, which are important to risk management. It defines a global, enterprise-wide management strategy with guidelines and general lines of action for Grupo Santander's subsidiaries based on the economic environment. business model and other local recovery conditions. Recovery management follows regulatory requirements set out in the EBA Guidelines on the management of non-performing and forborne exposures. In addition, Grupo Santander applies specific policies on recovery management that include the principles of the different strategies.
The Collections & Recoveries areas directly manage customers. As sustained value creation is based on effective and efficient collections, digital channels that develop new customer relations are gaining importance. Grupo Santander's diverse customer base requires segmentation to manage recoveries appropriately. The highly technological and digital processes Grupo Santander follows help us attend to large groups of customers with similar profiles and products. Grupo Santander's personalized management, however, focuses on customer profiles that require a special manager and approach.
Grupo Santander splits recovery management into four phases: arrears, credit impaired loans, write-offs and foreclosed assets. Grupo Santander may uses mechanisms to rapidly reduce assets like sales of foreclosed assets or credit impaired loans pool sales. Grupo Santander constantly seeks alternatives to legal action in order to collect debt.
Grupo Santander includes debt instruments as written-off loans (even if they are not past-due) if an individual analysis of the solvency of a transaction and the borrower leads us to believe recovery is remote due to a notorious and unrecoverable impairment. Though this may lead to full or partial cancellation and de-recognition of the gross carrying amount of debt, it does not mean we interrupt negotiations and legal proceedings to recover debt. In countries with high exposure to real estate risk, we have efficient sales management instruments that help maximize recovery and optimize balance sheet stocks.

2. Main aggregates and variations
Following are the main aggregates relating to credit risk from our activities with customers:

MAIN CREDIT RISK PERFORMANCE METRICS FROM ACTIVITY WITH CUSTOMERS*
December data
	Credit risk with customers ** (EUR million)			Credit impaired loans (EUR million)			NPL ratio (%)
	2021	2020	2019	2021	2020	2019	2021	2020	2019
Europe	636,123	606,997	605,969	19,822	20,272	21,054	3.12	3.34	3.47
Spain	283,953	272,154	260,251	13,403	14,053	15,047	4.72	5.16	5.78
UK	262,869	252,255	264,297	3,766	3,138	2,736	1.43	1.24	1.04
Portugal	41,941	40,693	37,978	1,442	1,584	1,834	3.44	3.89	4.83
Poland	33,497	31,578	33,566	1,210	1,496	1,447	3.61	4.74	4.31
North America	149,792	131,626	143,839	3,632	2,938	3,165	2.42	2.23	2.20
US	112,808	99,135	105,792	2,624	2,025	2,331	2.33	2.04	2.20
Mexico	36,984	32,476	38,047	1,009	913	834	2.73	2.81	2.19
South America	141,874	129,590	143,428	6,387	5,688	6,972	4.50	4.39	4.86
Brazil	85,702	74,712	88,893	4,182	3,429	4,727	4.88	4.59	5.32
Chile	41,479	42,826	42,000	1,838	2,051	1,947	4.43	4.79	4.64
Argentina	5,481	4,418	5,044	198	93	171	3.61	2.11	3.39
Digital Consumer Bank	117,049	116,381	117,399	2,490	2,525	2,470	2.13	2.17	2.10
Corporate Centre	6,277	4,862	5,872	903	344	138	14.38	7.08	2.34
Total Group	1,051,115	989,456	1,016,507	33,234	31,767	33,799	3.16	3.21	3.32
* Management perimeter according to the reported segments. The Corporate & Investment Banking branches of Banco Santander, S.A. in Europe and other business lines previously reported under 'Other Europe' have been included into the Spain unit.
** Includes gross lending to customers, guarantees and documentary credits.

Key figures by geographic region are described below at 31 December 2021:
•Europe: the NPL ratio fell 22 bps to 3.12% from 2020 due to a significant reduction in credit impaired loans in Spain and Poland, offsetting the increase observed in the UK.
•North America: the NPL ratio increased 19 bps to 2.42% from 2020, mainly due to increases at SC USA. NPL stock rose 24% year-on-year.
•South America: the NPL ratio rose 11 bps to 4.50%. comparing to 2020, due to the increase observed in Argentina (+150 bps) and Brazil (+29 bps), offsetting the decrease in Chile (-36 bps).
•Digital Consumer Bank: The NPL ratio decreased 4 bp to 2.13% comparing to 2020, despite the decrease in automobile financing.
Information on the estimation of impairment losses
Estimation of expected credit losses:
The covid-19 health crisis, since its beginning in 2020, was unexpected, unpredictable and severe, but it is estimated to be of a temporary nature. Grupo Santander's priority in these circumstances has been to look after the health of its employees, customers and shareholders, but also to help reduce the economic impact of the pandemic. This includes trying to offer the best solutions to help customers.
Conceptually, the phases in managing the effects of covid-19 have been:
–Identification of customers or groups affected or potentially affected by the pandemic.
–Early relief of temporary financial difficulties caused by covid-19 through measures promoted by governments, central banks, and financial institutions.
–Monitoring the evolution of customers, to ensure that they continue to be provided with the best solution for their situation, and also to guarantee that their potential impairment is correctly reflected in the risk management and accounting. This point is particularly relevant at the expiry of any moratorium or liquidity support measures to which customers may have availed themselves.
–Monitoring is accompanied by recovery management activities when necessary.
These conceptual phases do not occur sequentially but overlap in time. Additionally, the continuous interaction and coordination between the different subsidiaries proved to be a fundamental asset in the management of this crisis. The experience obtained in the fight against the health crisis and its financial consequences in our different geographies, and the different speeds at which it has been developing in each of them, allow us to share the best practices identified and to implement in an agile and efficient manner those strategies and concrete actions that have been most successful, always adapted to the local reality of each market.
Estimation of expected loss
In the context described above on the measures taken in relation to covid-19, many regulators and supervisors highlighted the uncertainties surrounding the economic impacts of the health crisis. This is also evident in the frequent updates of macroeconomic forecasts, with different perspectives and views on the depth and duration of the crisis. Thus, the general recommendation (including IASB, ESMA, EBA and ECB) was not to mechanistically apply the usual techniques for calculating expected losses under IFRS 9, in order to avoid that this variability of economic conditions would translate into volatility in results, with its potential pro-cyclical effects on the economy.
Thus, Grupo Santander has analysed losses under IFRS 9 on the basis of three types of elements:
1.Continuous monitoring of customers
Monitoring the credit quality of customers could have been more complex in the current circumstances. For such monitoring, and in addition to the application of internal customer monitoring policies, all available information should be used. The availability of information and its relevance is different in the various portfolios of the different countries in which Grupo Santander operates, but it may include, but is not limited to the following:
–The payment of interest in the case of principal-only shortfalls.
–The payment of other operations of the same client in the institution (not subject to moratorium).
–Information on payment of loans in other entities (through credit bureaus).
–Customer financial information: average balances in current accounts, availability/use of limits, etc.
–Available behavioural elements (variables that feed the behavioural scores, etc.).
–Information gathered from customer contacts (surveys, calls, questionnaires, etc.). This may include: customers who have taken up furlough programs, direct government aid, etc.
2. Forward-looking vision
As it was reflected by the IASB, macroeconomic uncertainty makes the usual application of IFRS 9 expected loss calculation models difficult but did not exempt the incorporation of the prospective feature of the standard. To this end, the European Central Bank recommended the use of a stable, long-term view (long-run) of the macroeconomic forecasts, which takes into account in the assessment the multiple support measures explained above.
During 2021, this uncertainty has been reduced as vaccination progressed, hospitalisation rates gradually declined, allowing, in some cases, for the reduction of restriction measures. In parallel, support measures expired while maintaining the good performance of the portfolios.
This implies that once the economic scenarios have been stabilising and converging to their potential growth, these new economic scenarios have been gradually updated in the models by returning to the standard forward-looking calculation.
3. Additional elements
Additional elements will be required when necessary because they have not been captured under the two previous elements. This has included, among others, the analysis of sectors most affected by the pandemic if their impacts are not sufficiently captured by the macroeconomic scenarios. Also collective analysis techniques, when the potential impairment in a group of clients cannot be identified individually.
With the elements indicated above, Grupo Santander has evaluated in each of the geographical areas the evolution of the credit quality of its customers, for the purposes of their classification in Grupo Santander financial statements.
In terms of classification, in 2021 Grupo Santander has maintained the criteria and thresholds for classification applied prior to the start of the pandemic, eliminating regulatory criteria of the effect of moratorium classification as they have expired, as well as the collective analyses associated with these groups of loans.
Regarding moratorium measures, a rigorous identification and periodic monitoring of the credit quality of the clients and their payment behaviour have been carried out and, through a specific individual or collective evaluation, the timely detection of the Significant Increase in Credit Risk (SICR).
As part of governance processes, Grupo Santander issued guideline documents to all subsidiaries to ensure consistent standards and governance in managing the new treatment and particular impacts on pandemic-related provisions. The guidelines included instructions on how to calculate the macroeconomic impact of the crisis using overlay and potential collective assessments that considered impairment caused by covid-19. Those documents also include a monitoring guide to ensure the appropriateness of special insolvency fund adjustments for covid-19-related situations and anticipate any other necessary adjustment.
Regarding moratoria measures, a rigorous identification and regular monitoring of customer credit quality and payment behavior have been performed and through specific individual or collective assessment, the timely detection of SICR have been assured.
Details of the exposure by stage can be found in notes 6, 7, 10, as well as in this note of these consolidated annual accounts.
Grupo Santander estimates the impairment losses by calculating the expected loss at 12 months or for the entire life of the transaction, based on the stage in which each financial asset is classified in accordance with IFRS 9.
Then, considering the most relevant units of the Group (United Kingdom, Spain, United States, Brazil, also Chile, Mexico, Portugal, Poland, Argentina and Santander Consumer Finance), which represent approximately 96% of the total Group's provisions. The table below shows the impairment losses associated with each stage as of 31 December 2021, 2020 and 2019.In addition, depending on the transactions credit quality, the exposure is divided into three categories according to Standard & Poor's rating scale:

EXPOSURE AND IMPAIRMENT LOSSES BY STAGE
EUR million
	2021
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	565,443	13,798	—	579,241
From BB- to CCC	237,525	56,170	—	293,695
Default	—	—	30,711	30,711
Total exposure **	802,968	69,968	30,711	903,647
Impairment losses***	4,149	5,103	12,873	22,125

EXPOSURE AND IMPAIRMENT LOSSES BY STAGE
EUR million
	2020
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	489,518	9,124	—	498,642
From BB- to CCC	276,516	55,838	—	332,354
Default	—	—	30,436	30,436
Total exposure **	766,034	64,962	30,436	861,432
Impairment losses***	4,458	5,461	13,503	23,422

EXPOSURE AND IMPAIRMENT LOSSES BY STAGE
EUR million
	2019
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	552,763	5,532	—	558,295
From BB- to CCC	306,880	47,365	—	354,245
Default	—	—	31,363	31,363
Total exposure **	859,643	52,897	31,363	943,903
Impairment losses***	3,980	4,311	13,276	21,567
*Detail of credit quality ratings calculated for Group management purposes.
**Total exposure includes loan balances (drawn amounts) and off balance (letters of credit + guarantees) and excludes REPOs, FV portfolio, trading portfolio and undrawn commitments.
***Includes provisions for undrawn authorized lines (loan commitments)
The remaining units that form the totality of the Group exposure, contributed EUR 102,631 million in stage 1; EUR 1,870 million in stage 2, and EUR 2,522 million in stage 3 (in 2020 EUR 98,121 million in stage 1; EUR 3,613 million in stage 2, and EUR 1,322 million in stage 3. In 2019, EUR 38,174 million in stage 1; EUR 1,422 million in stage 2, and EUR 1,056 million in stage 3), and impairment losses of EUR 408 million in stage 1; EUR 322 million for stage 2, and EUR 841 million in stage 3 (in 2020, EUR 180 million, EUR 393 million and EUR 277 million and in 2019, EUR 264 million, EUR 306 million and EUR 91 million in stage 1, stage 2 and stage 3, respectively).
The remaining exposure, including all financial instruments not included before, amounts to EUR 349,228 million (EUR 478,093 million in 2020 and EUR 507,479 million in 2019), and it includes all undrawn authorized lines (loan commitments).
As of 31 December 2021, the Group had EUR 420 million net of provisions (EUR 497 million and EUR 706 million at 31 December 2020 and 2019, respectively) of purchased credit-impaired assets, which relate mainly to the business combinations carried out by the Group.
Regarding the evolution of credit risk provisions, the Group, in collaboration with the main geographical areas, monitors them by carrying out sensitivity analyses considering changes in macroeconomic scenarios and main variables that have an impact on the financial assets distribution in the different stages and calculating credit risk provisions.
Additionally, based on consistent macroeconomic scenarios, the Group also performs stress tests and sensitivity analysis in a regular basis, such as ICAAP, strategic plans, budgets and recovery and resolution plans. In this sense, a prospective view of the sensitivity of each of the Group’s loan portfolio is created in relation to the possible deviation from the base scenario, considering both the macroeconomic developments in different scenarios and the three year evolution of the business. These tests include potentially adverse and favourable scenarios.
The transactions classification into the different IFRS 9 stages is carried out in accordance with the regulation through the risk management policies of our subsidiaries, which are consistent with the risk management policies defined by the Group. In order to determine the classification in stage 2, the Group assesses whether there has been a significant increase in credit risk (SICR) since the initial recognition of the transactions, considering a series of common principles throughout the Group that guarantee that all financial instruments are subject to this assessment, which considers the particularities of each portfolio and type of product on the basis of various quantitative and qualitative indicators. Furthermore, transactions are subject to the expert judgement of the analysts, who set the thresholds under an effective integration in management. All is implemented according to the approved governance.
The criteria thresholds used by the Group are based on a series of principles, and develop a set of techniques. The principles are as follows:
•Universality: all financial instruments subject to a credit rating must be assessed for their possible SICR.
•Proportionality: the definition of the SICR must take into account the particularities of each portfolio.
•Materiality: its implementation must be also consistent with the relevance of each portfolio so as not to incur in unnecessary costs or efforts.
•Holistic vision: the approach selected must be a combination of the most relevant credit risk aspects (e.g. quantitative and qualitative).
•Application of IFRS 9: the approach must take into consideration IFRS 9 characteristics, focusing on a comparison with credit risk at initial recognition, as well as considering forward-looking information.
•Risk management integration: the criteria must be consistent with those metrics considered in the day-to-day risk management.
•Documentation: Appropriate documentation must be prepared.
The techniques are summarised below:
•Stability of stage 2: in the absence of significant changes in the portfolios credit quality, the volume of assets in stage 2 should maintain a certain stability as a whole.
•Economic reasonableness: at transaction level, stage 2 is expected to be a transitional rating for exposures that could eventually move to a deteriorating credit status at some point or stage 3, as well as for exposures that have suffered credit deterioration and whose credit quality is improving.
•Predictive power: it is expected that the SICR definition avoids, as far as possible, direct migrations from stage 1 to stage 3 without having been previously classified in stage 2.
•Time in stage 2: it is expected that the exposures do not remain categorized as stage 2 for an excessive time.
The application of the aforementioned techniques, conclude in the setting of one or several thresholds for each portfolio in each geography. Likewise, these thresholds are subject to a regular review by means of calibration tests, which may entail updating the thresholds types or their values.
Covid-19 credit risk evolution and customer support programmes
In the context of the general response of Santander to the covid-19 pandemic, and specifically with the purpose to help the customers from the credit perspective and foster their economic resilience during the crisis, Grupo Santander implemented several actions in addition to those listed above, the following:
• The severity of the pandemic's effects was significantly different depending on the economic sector. Consequently, Santander launched a process to identify those that could be more affected in order to focus credit risk management on them.
• Due to the covid-19 crisis, great focus was placed on collections & recoveries readiness across Grupo Santander to deal with the impact expected on its portfolios once the support measures granted have expired.
Since the start of the pandemic in 2020, at the end of December 2021, Grupo Santander granted a total of EUR 93,112 million in payment moratoria, equivalent to 9.68% of the loan portfolio.
From the total moratoria, 99.8% had expired at 31 December 2021, from which 74.6% were classified in stage 1, 18.7% in stage 2 and 6.7% in stage 3. At December 2020, 79.1% of total moratoria has expired, from which 82.4% classified in stage 1, 14.5% in stage 2 and 3.1% in stage 3.
At the end of December 2021, total lending under government liquidity programmes amounted to EUR 39,879 million. By geography, Spain represent 68% of total exposure granted to these types of programmes, with an average coverage of ICO guarantees of 77%. UK constitutes the 13% of total exposure with an average coverage of 98%.
Quantification of additional provisions for covid-19
In relation to the measures in the insolvency funds, the Group set up additional provisions during 2020 based on a collective analysis of vulnerable sectors, and segments affected by the crisis derived from the covid-19 pandemic, as well as an estimate of the additional impairment of the loan and advance portfolio caused by the economic effects of the pandemic, realistically reflecting the structural deterioration of the economy at the date of construction of the estimate. This estimate was made on the basis of the information available at that date, which was affected by the high degree of uncertainty at the time of the estimate, and was aligned with the projections generated by the ECB. This macroeconomic scenario included a balance between short- and long-term forecasts, without being a 'through the cycle' scenario. The convergence of these scenarios with pre-crisis paths was expected to occur in the first quarter of 2022 for most macroeconomic indicators (except for house prices, which were expected to converge in the first quarter of 2023).
Grupo Santander has continuously and regularly monitored the following aspects during 2021 and 2020: (1) the evolution of the pandemic and the macroeconomic outlook, (2) forecasts from institutions and central banks, and (3) the evolution of portfolios in each of the countries where Grupo Santander is present.
Based on that monitoring, the Group updates and evaluates the adequacy of the macroeconomic scenarios in accordance with the established governance, when reliable and supportable information is available. At the end of 2021, we updated the most recent scenarios to calculate IFRS 9 provisions by recalibrating and revising the forward-looking information and risk model parameters. Following that process, during 2021 the model update included the macroeconomic scenarios. Out of the EUR 3,105 million at the end of December 2020, EUR 1,235 million overlay remain in additional provisions, motivated by several countries' government relief measures, in particular income support measures in the US, payment holiday extensions for longer periods in Portugal, and from continued volatility in the UK.
3.Detail of the main geographical areas
Following is the risk information related to the most relevant geographies in exposure and credit risk allowances.
This information includes sensitivity analysis, consisting on simulations of +/-100 bp in the main macroeconomic variables. A set of specific and complete scenarios is used in each geography, where different shocks that affect both the reference variable as well as the rest of the parameters is simulated. These shocks may be originated by productivity, tax, wages or exchange and interest rates factors. Sensitivity is measured as the average variation on expected loss corresponding to the aforementioned scenarios. Following a conservative approach, the negative movements take into account one additional standard deviation in order to reflect the potential higher variability of losses.
3.1. United Kingdom
Credit risk with customers in the UK grew 4.2% (-2.5% in local currency) year-on-year to EUR 262,869 million. The UK accounts for 25% of Santander’s loan portfolio.
Since the pandemic began, Santander granted 368,000 moratoriums and EUR 5,280 million in government-backed loans to help our customers.
The NPL ratio in 2021, 1.43%, increased as compared to 2020 (+19 bps) due to the increase in SME segment, as well as the decrease of the portfolio in the wholesale segment. The profile of the different segments remains stable.
Mortgage portfolio
Because of its size, we closely monitor Santander UK’s mortgage portfolio for the entity itself and Grupo Santander.
As of December 2021, it amounted to EUR 209,949 million, growing by +4.3% in local currency. It comprises residential mortgages granted to new and existing customers which are first lien mortgages. There are no second or more liens on mortgaged properties.
2021 was a year of strong mortgage activity, mainly due to the higher demand after the covid-19 restrictions were lifted and the reduction of the stamp duty rates up until September. As a consequence, Santander UK achieved all-time high mortgage lending origination levels in June.
In accordance with Santander's risk management principles, properties are appraised independently before we approve a new mortgage.
In line with market practice and legislation, property values used as collateral for granted mortgages are updated quarterly by an independent agency's automatic appraisal system.
Information on the estimation of impairment losses
The detail of Santander's UK exposure and impairment losses associated with each of the stages at 31 December, 2021, 2020 and 2019, is shown below.
In addition, the exposure is divided in three tranches of the Standard & Poor's rating scale, according to their current credit quality:

EXPOSURE AND IMPAIRMENT LOSSES BY STAGE
EUR million
	2021
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	210,418	9,088	—	219,506
From BB- to CCC	13,063	11,601	—	24,664
Default	—	—	3,508	3,508
Total exposure **	223,481	20,689	3,508	247,678
Impairment losses***	135	372	460	967

EXPOSURE AND IMPAIRMENT LOSSES BY STAGE
EUR million
	2020
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	184,065	2,227	—	186,292
From BB- to CCC	34,965	16,814	—	51,779
Default	—	—	3,229	3,229
Total exposure **	219,030	19,041	3,229	241,300
Impairment losses***	223	557	668	1,448

EXPOSURE AND IMPAIRMENT LOSSES BY STAGE
EUR million
	2019
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	238,985	2,032	—	241,017
From BB- to CCC	40,281	12,543	—	52,824
Default	—	—	2,821	2,821
Total exposure **	279,266	14,575	2,821	296,662
Impairment losses***	117	470	588	1,175
*Detail of credit quality ratings calculated for Group management purposes.
**Total exposure includes loan balances (drawn amounts) and off balance (letters of credit + guarantees) and excludes REPOs, FV portfolio, trading portfolio and undrawn commitments.
***Includes provisions for undrawn authorized lines (loan commitments)

The Government support measures taken in the United Kingdom in 2020 as response to the covid-19 pandemic have gradually expired and at the end of December 2021, Santander UK had granted, since the start of the pandemic, a total amount of EUR 40,949 million moratoriums, equivalent to 16.53% of the loan portfolio.
100% of the moratoriums granted had expired at 31 December 2021, from which 81.7% were in stage 1, 15.2% in stage 2 and 3.1% in stage 3 (at the end of 2020, of the total moratoriums, 93.5% had expired, of which 83.6% were in stage 1, 14.7% in stage 2 and 1.7% in stage 3).

For the estimation of expected losses, prospective information is taken into account. Specifically, Santander UK considers five macroeconomic scenarios, which are updated periodically. The evolution forecasted in 2021 for the next five years of the main macroeconomic indicators used by Santander UK to estimate expected losses is presented below:

	2022 - 2026
Variables	Pessimistic scenario 3	Pessimistic scenario 2	Pessimistic scenario 1	Base scenario	Optimistic scenario 1
Interest rate	-0.1%	2.0%	0.8%	0.7%	1.1%
Unemployment rate	8.4%	6.4%	5.1%	4.4%	4.0%
Housing price change	-5.0%	-3.0%	-1.5%	2.2%	1.5%
GDP growth	—	1.0%	1.3%	2.2%	2.6%
Each of the macroeconomic scenarios is associated with a given weight. In terms of allocation, Santander UK associates the highest weighting to the base scenario, while it associates the lowest weightings to the most extreme or severe scenarios. In addition, at 31 December 2021, the weights used by Santander UK reflect the future prospects of the British economy in relation to its current political and economic position so that higher weights are assigned for negative scenarios:

	2021	2020	2019
Pessimistic scenario 3	5%	10%	—
Pessimistic scenario 2	20%	25%	15%
Pessimistic scenario 1	25%	15%	30%
Base scenario	45%	45%	40%
Optimistic scenario 1	5%	5%	10%
Optimistic scenario 2	—	—	5%
The sensitivity analysis of the main portfolios expected loss to variations of +/-100 bp for the macroeconomic variables used in the construction of the scenarios, as of December 2021, is as follows:

	Change in Provision
	Mortgages	Corporates
GDP Growth
-100 bp	19.1%	5.7%
100 bp	-6.7%	-1.0%
Housing price change
-100 bp	4.0%	3.1%
100 bp	-3.7%	-0.6%
Unemployment rate
-100 bp	-9.6%	-0.4%
100 bp	21.0%	0.4%
With regards to the determination of classification in stage 2, the quantitative criteria applied by Santander UK are based on identifying whether any increase in PD for the expected life of the transaction is greater than both an absolute and a relative threshold (the PD used in that assessment are adjusted to the transaction's remaining term and also annualised in order to facilitate that the thresholds defined cover the whole range of the transactions maturity dates). The relative threshold established is common to all portfolios and a transaction is considered to exceed this threshold when the PD for the entire life of the transaction increases by 100% with respect to the PD at the time of initial recognition. The absolute threshold, on the other hand, is different for each portfolio depending on the characteristics of the transactions, ranging between 360 bp and 30 bp.
In addition, for each portfolio, a series of specific qualitative criteria is defined to indicate that the exposure has experienced a significant increase in credit risk, regardless of the evolution of its PD since the time of initial recognition. Santander UK, among other criteria, considers that an operation presents a significant increase in credit risk when it presents irregular positions for more than 30 days. These criteria depend on the risk management practices of each portfolio.
3.2. Spain
Portfolio overview
Santander España’s credit risk totalled EUR 283,953 million (27% of Grupo Santander’s total). It is appropriately diversified among products and customer segments.
Amid economic and credit recovery, as macroeconomic figures improved after the end of the covid-19 lockdowns in 2020, consumer loans (especially mortgages) grew significantly, as the corporate and SME lending remained below 2020 numbers, as we maintained positions with customers in liquidity support programmes (i.e. ICO lines of credit) without having to seek new financing.
Total credit risk increased 4.3% from December 2020. The ICO loans in Corporate and SME lending amounted to a significant EUR 27,294 (around half of them were extended according to the current regulation).
The credit portfolio’s NPL ratio was 4.72%, 44 bp lower than in December 2020. This better overall portfolio performance was driven by customer support programmes; the regularization of several restructured positions; and portfolio sales.
The additional provisions raised to mitigate the potential impacts from the exceptional circumstances of the covid-19 pandemic, increased the NPL coverage ratio to 51% (+4 bp vs. December 2020). On the other hand, the non-performing portfolio declined mainly from loans with the highest expected losses.
The cost of credit by the end of the year remained closely aligned with December 2020.
Information on the estimation of impairment losses
The detail of Santander Spain exposure and impairment losses associated with each of the stages at 31 December, 2021, 2020 and 2019, is shown below. In addition, the exposure is divided in three tranches of the Standard & Poor's rating scale, according to their current credit quality:

EXPOSURE AND IMPAIRMENT LOSSES PER STAGE
EUR million
	2021
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	153,120	908	—	154,028
From BB- to CCC	33,233	14,740	—	47,973
Default	—	—	12,761	12,761
Total exposure **	186,353	15,648	12,761	214,762
Impairment losses***	422	580	5,005	6,007

EXPOSURE AND IMPAIRMENT LOSSES PER STAGE
EUR million
	2020
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	146,992	1,517	—	148,509
From BB- to CCC	40,630	11,541	—	52,171
Default	—	—	13,762	13,762
Total exposure **	187,622	13,058	13,762	214,442
Impairment losses***	479	732	5,277	6,488

EXPOSURE AND IMPAIRMENT LOSSES PER STAGE
EUR million
	2019
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	139,673	1,315	—	140,988
From BB- to CCC	42,603	9,115	—	51,718
Default	—	—	14,587	14,587
Total exposure **	182,276	10,430	14,587	207,293
Impairment losses***	296	503	5,195	5,994
*Detail of credit quality ratings calculated for Group management purposes.
**Total exposure includes loan balances (drawn amounts) and off balance (letters of credit + guarantees) and excludes REPOs, FV portfolio, trading portfolio and undrawn commitments.
***Includes provisions for undrawn authorized lines (loan commitments).
Note: In addition, there are EUR 64,852 million of exposure and EUR 227 million of impairment losses in 2021, EUR 50,813 million of exposure and EUR 180 million of impairment losses in 2020 and EUR 46,584 million of exposure and EUR 106 million of impairment losses in 2019, related to the aforementioned segments change.

The real estate unit in Spain (UAI) was consolidated within Santander Spain in 2019, (this process was completed in 2020). Consequently, unlike in 2019, in 2021 and 2020 the perimeter is aligned.
The remaining legal entities to reach the entire portfolio in Spain contribute another EUR 5,693 million, EUR 445 million and EUR 237 million of exposure in 2019 in stage 1, stage 2 and stage 3 respectively, and impairment losses in the amount of EUR 55 million, EUR 41 million and EUR 8 million in stage 1, stage 2 and stage 3, respectively.

The Government support measures taken in Spain in 2020 as response to the covid-19 pandemic have gradually expired and at the end of December 2021 Santander Spain had granted, since the start of the pandemic in 2020, a total amount of EUR 9,819 million moratoriums, equivalent to 4.87% of the loan portfolio.
Of the total moratoriums, 99.6% had expired at 31 December 2021, from which 75.6% was in stage 1, 14.9% in stage 2 and 9.5% in stage 3. At the end of 2020, of the total moratoria, 26.4% had expired, of which 77.2% were in stage 1, 15% in stage 2 and 7.8% in stage 3.
For the estimation of the expected losses, the prospective information is taken into account. Specifically, Santander Spain considers three macroeconomic scenarios, which are updated periodically. The projected evolution for a period of five years of the main macroeconomic indicators used by Santander Spain for estimating expected losses as of 2021, is presented below:

	2022-2026
Variables	Pessimistic scenario	Base scenario	Optimistic scenario
Interest rate	0.6%	-0.2%	-0.2%
Unemployment rate	18.3%	13.0%	11.2%
Housing price change	1.6%	2.6%	3.2%
GDP growth	1.1%	2.9%	3.7%
Each macroeconomic scenarios is associated with a given weight. As for its allocation, Santander Spain associates the Base scenario with the highest weight, while associating the lower weights to the most extreme scenarios:

	2021	2020	2019
Pessimistic scenario	30%	30%	30%
Base scenario	40%	40%	40%
Optimistic scenario 1	30%	30%	30%
The sensitivity analysis of the main portfolios expected loss to variations of +/-100 bp for the macroeconomic variables used in the construction of the scenarios is as follows:

	Change in Provision
	Mortgages	Corporates	Others
GDP Growth
-100 bp	11.9%	5.4%	4.9%
100 bp	-4.9%	-2.9%	-2.7%
Housing price change
-100 bp	4.1%	3.2%	3.3%
100 bp	-2.5%	-1.7%	-1.4%
With regards to the stage 2 classification determination, the quantitative criteria applied in Santander Spain are based on identifying whether an increase in the PD for the expected lifetime of the transaction when compared to the one at its origination is greater than an absolute threshold. The threshold established is different for each portfolio based on the transactions characteristics, considering that a transaction is above this threshold when the PD for the life of the transaction increases by a certain quantity over the initial recognized PD. The values of these thresholds depend on their calibration, carried out periodically as indicated in the preceding paragraphs, which currently ranges from 25% to 1%, depending on the type of product and estimated sensitivity.
In the case of non-retail portfolios, Santander Spain uses the transaction's rating as a reference for its PD, taking into account its rating at the time of origination and its current rating, setting absolute thresholds for the different rating bands that depend on each portfolio characteristics. A SICR implies changes in the rating value between 0.1 and 4, depending on the portfolio and the estimated sensitivity (from lower to higher credit quality, the rating range goes from 1 to 9.3).
In addition, for each portfolio, a series of specific qualitative criteria are defined indicating that the exposure experienced a significant increase in credit risk, regardless of the evolution of its PD since the time of initial recognition. Santander Spain, among other criteria, considers that an operation presents a significant increase in credit risk when positions have been past due for more than 30 days. These criteria depend on the risk management practices of each portfolio.
Residential mortgage portfolio
Residential mortgages in Spain, including Santander Consumer Finance business, amounted to EUR 62,324 million in 2021 (EUR 59,605 million and EUR 62,236 million in 2020 and 2019, respectively), 99.33% of which have a mortgage guarantee ( 99.35% and 99.51% in 2020 and 2019, respectively).

	2021
EUR Million	Gross amount	Of which: impaired
Home purchase loans to families	62,324	1,860
Without mortgage guarantee	419	115
With mortgage guarantee	61,905	1,745

	2020
EUR Million	Gross amount	Of which: impaired
Home purchase loans to families	59,605	1,850
Without mortgage guarantee	387	75
With mortgage guarantee	59,218	1,775

	2019
EUR Million	Gross amount	Of which: impaired
Home purchase loans to families	62,236	2,649
Without mortgage guarantee	306	14
With mortgage guarantee	61,930	2,635
The mortgage portfolio for the acquisition of homes in Spain is characterised by its medium-low risk profile, which limits expectations of any potential additional impairment:
•Principal is repaid on all mortgages from the start.
•Early repayment is common so the average life of the transaction is well below that of the contract.
•High quality of collateral, concentrated almost exclusively in financing for first homes.
•The average affordability rate stood at 27% (27% and 26% in 2020 and 2019, respectively).
•The 89.41% of the portfolio has a LTV below 80% calculated as total risk/latest available house appraisal.
Breakdown of the credit with mortgage guarantee to households for house acquisition, according to the percentage that the total risk represents on the amount of the latest available valuation (loan to value):

	2021
	Loan to value ratio
EUR Million	Less than or equal to 40%	More than 40% and less than 60%	More than 60% and less than 80%	More than 80% and less than or equal to 100%	More than 100%	Total
Gross amount	16,479	19,391	19,479	4,376	2,180	61,905
Of which impaired	187	240	349	313	656	1,745
Businesses portfolio
Credit risk with SME and corporates in commercial banking, which is Santander España's core lending segment (at 40% of total credit risk) declined 5.2% from December 2020 to EUR 114,937 million, mainly due to a drop in the SME portfolio. Most of the portfolio relates to customers with an assigned credit analyst to monitor their loans throughout the risk cycle.
The portfolio is broadly diversified and not concentrated by sector of activity. 2021 was a year of stability in the portfolio figures after the significant growth in 2020 due to the liquidity support programmes (ICO), which after the initial grace period have begun to be amortised.
The portfolio’s NPL ratio stood at 7.48% in December 2021. Even though total risk decreased, the NPL ratio increased by 6 bp compared to December 2020, due to lower portfolio volume, while the stock of credit impaired loans slightly reduced.
Real estate activity
The Real Estate Unit in Spain (UAI) was consolidated within Santander Spain in 2019 (this process was completed in 2020). The part of the portfolio resulting from the past financial crisis and the new business that is identified as viable should be differentiated. In both cases, Santander has specialized teams that are in charge of their management and risk areas that cover the entire life cycle of these operations.
In recent years the Group's strategy has been geared towards reducing these assets. The changes in gross property development loans to customers were as follows:

EUR million
	2021	2020	2019
Balance at beginning of year	2,871	2,939	4,812
Foreclosed assets	(1)	(6)	(29)
Reductions	(230)	(24)	(1,685)
Written-off assets	(15)	(38)	(159)
Balance at end of year	2,625	2,871	2,939

The NPL ratio of this portfolio ended the year at 5.07% (compared with 6.13% and 9.73% at December 2020 and 2019, respectively) due to the decrease of non-performing assets in the troubled loan portfolio and, in particular, to the sharp reduction in lending in this segment. The table below shows the distribution of the portfolio. The coverage ratio of the real estate doubtful exposure in Spain stands at 30.08% (32.95% and 35.31% in 2020 and 2019, respectively).

	2021
EUR Million	Gross amount	Excess of gross exposure over maximum recoverable amount of effective collateral	Specific allowance
Financing for construction and property development (including land) (business in Spain)	2,625	380	53
Of which impaired	133	22	40
Memorandum items written-off assets	650	—	—

Memorandum items: Data from the public consolidated balance sheet
2021
EUR Million	Carrying amount
Total loans and advances to customers excluding the Public sector (business in Spain) (Book value)	239,328
Total consolidated assets (Total business) (Book value)	1,595,835
Impairment losses and credit risk allowances. Coverage for unimpaired assets (business in Spain)	1,472
At year-end, the distribution of this portfolio was as follows:

2021
EUR Million	Loans: gross amount
1. Without mortgage guarantee	180
2. With mortgage guarantee	2,445
2.1 Completed buildings	1,412
2.1.1 Residential	876
2.1.2 Other	536
2.2 Buildings and other constructions under construction	969
2.2.1 Residential	907
2.2.2 Other	62
2.3 Land	64
2.3.1 Developed consolidated land	46
2.3.2 Other land	18
Total	2,625
Policies and strategies in place for the management of these risks
The policies in force for the management of this portfolio are periodically reviewed and approved on a regular basis by Santander's senior management.
As has already been disclosed in this section, the Group’s anticipatory management of these risks enabled it to significantly reduce its exposure, and it has a granular, geographically diversified portfolio in which the financing of second residences accounts for a very small proportion of the total.
Mortgage lending on non-urban land represents a low percentage of mortgage exposure to land, while the remainder relates to land already classified as urban or approved for development.
The significant reduction of exposure in the case of residential financing projects in which the construction work has already been completed was based on various actions. As well as the specialised marketing channels already in existence, campaigns were carried out with the support of specific teams of managers for this function who, in the case of the Santander network, were directly supervised by the recoveries business area. These campaigns, which involved the direct management of the projects with property developers and purchasers, reducing sale prices and adapting the lending conditions to the buyers’ needs, enabled loans already in force to be subrogated. These subrogations enable the Group to diversify its risk in a business segment that displays a clearly lower non-performing loans ratio.
In the case of construction-phase projects that are experiencing difficulties of any kind, the policy adopted is to ensure completion of the construction work so as to obtain completed buildings that can be sold in the market. To achieve this aim, the projects are analysed on a case-by-case basis in order to adopt the most effective series of measures for each case (structured payments to suppliers to ensure completion of the work, specific schedules for drawing down amounts, etc.).
For the new post-crisis real estate business production, the admission processes are managed by specialized teams that work in direct coordination with the commercial teams, with clearly defined policies and criteria:
•Property developers with a robust solvency profile and a proven track record in the market.
•Medium-high level projects, conducting to contracted demand and significant cities.
•Strict criteria regarding the specific parameters of the transactions: exclusive financing for the construction cost, high percentages of accredited sales, principal residence financing, etc.
•Support of financing of government-subsidised housing, with accredited sales percentages.
•Restricted financing of land purchases dealt with exceptional nature.
In addition to the permanent control performed by its risk monitoring teams, the Group has a specialist technical unit that monitors and controls this portfolio with regard to the stage of completion of construction work, planning compliance and sales control, and validates and controls progress billing payments. The Group has created a set of specific tools for this function. All mortgage distributions, amounts drawn down of any kind, changes made to the grace periods, etc. are authorised on a centralised basis.
Foreclosed properties
At 31 December 2021, the net balance of these assets amounted to EUR 3,591 million gross amount: of EUR 7,364 million; recognised allowance: of EUR 3,773 million, of which EUR 2,729 million related to impairment after the foreclosure date. At 31 December 2020, the net balance of these assets amounted to EUR 3,962 million (gross amount: EUR 7,937 million; recognised allowance: EUR 3,975 million, of which EUR 2,834 million related to impairment after the foreclosure date). At 31 December, 2019, the net balance of these assets amounted to EUR 4,190 million (gross amount: EUR 8,226 million; recognised allowance: EUR 4,036 million, of which EUR 2,812 million related to impairment after the foreclosure date).

The following table shows the detail of the assets foreclosed by the businesses in Spain at the end of 2021:

	2021
EUR Million	Gross carrying amount	Valuation adjustments	Of which impairment losses on assets since time of foreclosure	Net Carrying amount
Property assets arising from financing provided to construction and property development companies	6,313	3,376	2,455	2,937
Of which:
Completed buildings	1,900	799	627	1,101
Residential	470	181	143	289
Other	1,430	618	484	812
Buildings under construction	112	57	42	55
Residential	56	26	17	30
Other	56	31	25	25
Land	4,301	2,520	1,786	1,781
Developed land	1,506	805	496	701
Other land	2,795	1,715	1,290	1,080
Property assets from home purchase mortgage loans to households	838	310	211	528
Other foreclosed property assets	213	87	63	126
Total property assets	7,364	3,773	2,729	3,591
In addition, the Group has shareholdings in entities holding foreclosed assets amounting to EUR 701 million (mainly Project Quasar Investment 2017, S.L. with EUR 655 million), and equity instruments foreclosed or received in payment of debts amounting to EUR 16 million.
In recent years, the Group has considered foreclosure to be a more efficient method for resolving cases of default than legal proceedings. The Group initially recognises foreclosed assets at the lower of the carrying amount of the debt (net of provisions) and the fair value of the foreclosed asset (less estimated costs to sell).Subsequent to initial recognition, the assets are measured at the lower of fair value (less costs to sell) and the amount initially recognised.
The fair value of this type of assets is determined by the Group’s directors based on evidence obtained from qualified valuers or evidence of recent transactions.
The management of real estate assets on the balance sheet is carried out through companies specializing in the sale of real estate that is complemented by the structure of the commercial network. The sale is realised with at prices in accordance with the market situation and the offer of wholesale buyers.
The gross movement in foreclosed properties were as follows (EUR billion):

	EUR Billion
	2021	2020	2019
Gross additions	0.4	0.5	0.7
Disposals	(1.1)	(0.9)	(2.7)
Difference	(0.7)	(0.4)	(2.0)
3.3. United States
Santander US’s credit risk increased to EUR 112,808 million by the end of December 2021. It makes up 11% of Grupo Santander's total credit risk and includes these business units:
Santander Bank, National Association (SBNA)
At 78% of total credit risk, retail and commercial banking is Santander Bank, National Association’s main business. 24% of the portfolio is with individuals, and approximately 76% with corporates. The bank's primary goals include expanding the SCIB business — 22% of total credit risk — by enhancing customer experience and growing core customers and deposits through digital, branch and commercial transformation initiatives; leveraging its deposit base to support its commercial real estate business; and strengthening its auto finance partnerships. Its 15.1% hike in lending spanned all segments. Excluding the FX effect, the increase was lower, standing at 9.2%.
The NPL ratio increased to 0.85% (+4 bp in the year) as of December 2021 the cost of credit fell to -0.06% due to the release of provisions based on better-than-expected market performance, customer behaviour (support programmes and fiscal stimulus) and greater workout recoveries.
Information on the estimation of impairment losses
The detail of Santander Bank, National Association exposure and impairment losses associated with each of the stages at 31 December, 2021, 2020 and 2019, is shown below. In addition, the exposure is divided in three tranches of the Standard & Poor's rating scale, according to their current credit quality:

EXPOSURE AND IMPAIRMENT LOSSES BY STAGE
EUR million
	2021
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	38,191	1,157	—	39,348
From BB- to CCC	12,212	3,117	—	15,329
Default	—	—	477	477
Total exposure **	50,403	4,274	477	55,154
Impairment losses***	263	314	45	622

EXPOSURE AND IMPAIRMENT LOSSES BY STAGE
EUR million
	2020
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	18,105	1,778	—	19,883
From BB- to CCC	24,380	2,977	—	27,357
Default	—	—	403	403
Total exposure **	42,485	4,755	403	47,643
Impairment losses***	344	316	42	702

EXPOSURE AND IMPAIRMENT LOSSES BY STAGE
EUR million
	2019
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	27,078	763	—	27,841
From BB- to CCC	32,273	3,964	—	36,237
Default	—	—	419	419
Total exposure **	59,351	4,727	419	64,497
Impairment losses***	265	208	71	544
*Detail of credit quality ratings calculated for Group management purposes.
**Total exposure includes loan balances (drawn amounts) and off-balance (letters of credit + guarantees) and excludes REPOs, FV portfolio, trading portfolio and undrawn commitments.
***Includes provisions for undrawn authorized lines (loan commitments).
The Government support measures taken in the United States in 2020 as response to the covid-19 pandemic have gradually expired and at the end of December 2021 SBNA had granted, since the start of the pandemic in 2020, a total amount of EUR 3,723 million moratoriums, equivalent to 7.32% of the loan portfolio.
Of the total moratoriums granted,99.9% expired at 31 December, 2021, from which 67.9% were in stage 1, 26.2% in stage 2 and 5.9% in stage 3 (at the end of 2020, of the total moratoriums, 90% had expired, of which 62.1% were in stage 1, 35.3% in stage 2 and 2.6% in stage 3).
Total loans granted under government liquidity programmes in SBNA amounted to EUR 221 million at 31 December 2021.
For the estimation of expected losses, prospective information is taken into account. Specifically, Santander Bank, National Association considers four macroeconomic scenarios, which are updated periodically. The evolution projected in 2021 for a period of five years of the main macroeconomic indicators used Santander Bank, National Association to estimate expected losses is presented below:

	2022 - 2026
Variables	Pessimistic scenario 2	Pessimistic scenario 1	Base scenario	Optimistic scenario
Interest rate (annual averaged)	0.2%	1.2%	1.3%	1.7%
Unemployment rate	6.6%	4.6%	3.8%	3.3%
House price change	1.2%	1.7%	2.3%	2.8%
GDP growth	2.3%	2.8%	2.7%	3.3%
Each of the macroeconomic scenarios is associated with a given weight. As for its allocation, Santander Bank, National Association associates the highest weighting to the Base scenario, while associates the lowest weightings to the most extreme scenarios:

	2021	2020	2019
Pessimistic scenario 2	18%	18%	18%
Pessimistic scenario 1	20%	20%	20%
Base scenario	33%	33%	33%
Optimistic scenario	30%	30%	30%

In the case of SBNA, no additional 'long-run' scenario was generated for the calculation of the post model adjustment The additional provisions for covid-19 were calculated using the internal model.
The sensitivity analysis of the main portfolios expected loss to variations of +/-100 bp for the macroeconomic variables used in the construction of the scenarios as of 2021 is as follows:

	Change in Provision
	Mortgages	Corporates
GDP Growth
-100 bp	2.0%	7.4%
100 bp	-1.4%	-4.6%
Housing price change
-100 bp	3.7%	12.4%
100 bp	-2.0%	-6.3%
Unemployment rate
-100 bp	-5.5%	-15.1%
100 bp	6.6%	22.8%
In relation to the Stage 2 classification determination, the quantitative criteria applied at SBNA for retail portfolios uses the FICO (Fair Isaac Corporation) score at the time of origination and its current value, establishing different absolute threshold for each portfolio according to their characteristics. A SICR implies changes in that score ranging from 120 bp to 20 bp In the case of some portfolios, the behaviour score complements this criterion.
In the case of wholesale portfolios, SBNA uses the transaction's rating as a reference for its PD, taking into account its rating at the time of origination and its current rating, setting absolute thresholds for the different rating bands that depend on each portfolio characteristics. A SICR implies changes in the rating value between 2 and 0.1, depending on the portfolio and the estimated sensitivity
(from lower to higher credit quality, the rating range goes from 1 to 9.3).
Additionally, for each portfolio, a series of specific qualitative criteria are defined, which indicate that the exposure has experienced a significant increase in credit risk, regardless of the evolution of its PD since the initial recognition. Santander Bank, National Association, among other criteria, considers that a transaction presents a significant increase in credit risk when it has arrears positions for more than 30 days. These criteria depend on the risk management practices of each portfolio.
Santander Consumer USA Inc.
Santander Consumer USA Inc. (SC USA) presents higher risk indicators than other Santander US units due to the nature of its business, which focuses on auto finance via loans and leasing.
The focus continues to be on managing the relationship between profitability and risk, via management of prices adjusted to the credit quality of the customer/transaction, while improving the dealers' experience.
In 2021, loan originations grew more than 4% year-on-year, returning to the pre-pandemic prime and non-prime mix on the back of the commercial relationship we have with Stellantis Group. The production mix resumed the segmentation between prime and non-prime prior to the pandemic.
Auto originations continued to increase, driven mainly by hikes in used car prices and demand.
As of December, the NPL ratio rose to 6.27% (+101 bp in the year) and the cost of credit stood at 1.54% (-654 bp YoY). Annual net credit losses fell year on year due to customer support programmes (triggered by the health crisis), federal fiscal stimulus packages and greater recovery driven by a surge in used car prices. Due to the increase in defaults, the non-performing coverage ratio fell to 176% (-54 bp in the year).
Furthermore, leases carried out exclusively under the Stellantis Group agreement (primarily with highly creditworthy customers) dropped 5% to EUR 13,600 million, providing stable and recurring earnings. Risk management and residual value mitigation measures remain a priority.
Information on the estimation of impairment losses
The detail of Santander Consumer USA Holding Inc. exposure and impairment losses associated with each of the stages at 31 December 2021, 2020 and 2019, is shown below. In addition, the exposure is divided in three tranches of the Standard & Poor's rating scale, according to their current credit quality:

EXPOSURE AND IMPAIRMENT LOSSES BY STAGE
EUR million
	2021
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	1,218	39	—	1,257
From BB- to CCC	18,876	7,861	—	26,737
Default	—	—	1,658	1,658
Total exposure **	20,094	7,900	1,658	29,652
Impairment losses***	524	1,741	572	2,837

EXPOSURE AND IMPAIRMENT LOSSES BY STAGE
EUR million
	2020
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	1,689	12	—	1,701
From BB- to CCC	21,491	4,831	—	26,322
Default	—	—	1,019	1,019
Total exposure **	23,180	4,843	1,019	29,042
Impairment losses***	911	1,820	726	3,457

EXPOSURE AND IMPAIRMENT LOSSES BY STAGE
EUR million
	2019
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	1,029	14	—	1,043
From BB- to CCC	20,083	6,277	—	26,360
Default	—	—	1,600	1,600
Total exposure **	21,112	6,291	1,600	29,003
Impairment losses***	859	1,503	731	3,093
*Detail of credit quality ratings calculated for Group management purposes.
**Total exposure includes loan balances (drawn amounts) and off-balance (letters of credit + guarantees) and excludes REPOs, FV portfolio, trading portfolio and undrawn commitments.
***Includes provisions for undrawn authorized lines (loan commitments).
Since the start of the pandemic in 2020, SC USA has granted a total amount of EUR 5,370 million moratoriums, equivalent to 18.11% of the loan portfolio, at the end of 31 December 2021.
100% of the moratoriums granted had expired at 31 December, 2021, which 2.8% were in stage 1, 68.7% in stage 2 and 28.5% in stage 3 (at the end of 2020, of the total moratoriums, 89.8% had expired, of which 78.5% were in stage 1, 14.6%in stage 2 and 6.9% in stage 3).
Given the nature of its business focused on auto financing for individuals, no loans were granted by liquidity programs in SC USA.
SC USA reassessed the suitability of macroeconomic scenarios and adjusted them in light of new information. At the end of 2021, we updated the most recent scenarios to calculate IFRS 9 provisions by recalibrating and revising the forward-looking information and risk model parameters. After this process, there are additional provisions amounting to EUR 849 million mainly due to the volatility of used car prices and the end of public aid. The car price index during 2021 presents an unusually high value, as a result of the exceptional covid-19 context.
In relation to the methodology used to calculate impairment losses, Santander Consumer USA Inc. uses a method for calculating expected losses based on the use of risk parameters: EAD (exposure at default), PD (probability of default) and LGD (loss given default). The expected loss is calculated by adding the estimated monthly expected losses for the entire life of the operation, unless the operation is classified in Stage 1, which will correspond to the sum of the estimated monthly expected losses during the following 12 months.
In general, there is an inverse relationship between the transactions credit quality and the impairment losses projections so that transactions with better credit quality require a lower expected loss. Transactions credit quality, which is reflected in the internal rating associated to each transaction or client, is shown in the probability of default of the transactions.
For the expected losses estimation, prospective information should be taken into account. Specifically, Santander Consumer USA Holdings Inc. considers four macroeconomic scenarios, periodically updated over a 5-year time horizon.

The evolution forecasted in 2021 for a period of five years of the main macroeconomic indicators used by in Santander Consumer USA Holdings Inc in the estimation of expected losses is shown below:

	2022 - 2026
Variables	Pessimistic scenario 2	Pessimistic scenario 1	Base scenario	Optimistic scenario
Interest rate (annual averaged)	0.2%	1.2%	1.3%	1.7%
Unemployment rate	6.6%	4.6%	3.8%	3.3%
House price change	1.2%	1.7%	2.3%	2.8%
GDP growth	2.3%	2.8%	2.7%	3.3%
ManheimA index	-2.3%	-1.9%	-1.9%	-1.8%
A. US used vehicle price car index.
Each of the macroeconomic scenarios is associated with a given weight. Santander Consumer USA Inc. associates the highest weighting to the Base scenario, whereas it associates the lowest weightings to the most extreme or acid scenarios:

	2021	2020	2019
Pessimistic scenario 2	18%	18%	18%
Pessimistic scenario 1	20%	20%	20%
Base scenario	33%	33%	33%
Optimistic scenario	30%	30%	30%
In the case of SC USA, no additional 'long-run' scenario was generated for the calculation of the post model adjustment. The additional provisions for covid-19 were calculated using the internal model.
The sensitivity analysis of the main portfolios expected loss to variations of +/-100 bp for the macroeconomic variables used in the construction of the scenarios at the end of 2021 is as follows:

Change in provision
SC Auto
Manheim index
-100 bp	1.1%
100 bp	-0.7%
Unemployment Rate
-100 bp	-4.0%
100 bp	4.6%
House Price Change
-100 bp	2.6%
100 bp	-1.5%
GDP growth
-100 bp	1.8%
100 bp	-1.2%
In relation to the stage 2 classification determination, the quantitative criteria applied at SC USA uses the FICO (Fair Isaac Corporation) score at the time of origination and its current value, establishing different absolute threshold for each portfolio according to their characteristics. A SICR implies changes in that score ranging from 100 bp to 60 bp.
Additionally, for each portfolio, a series of specific qualitative criteria are defined, which indicate that the exposure has had a significant increase in credit risk, regardless of the evolution of its PD since the initial recognition. Santander Consumer USA Holdings Inc. among other criteria, considers that a transaction presents a significant increase in credit risk when it has irregular positions for more than 30 days. These criteria depend on the risk management practices of each portfolio.
3.4. Banco Santander (Brasil) S.A.
Positive economic recovery due to the reopening of the service sector, in line with the advances in the vaccination campaigns and the lift of restrictions, although international supply problems have continued to hamper industry growth.
Santander Brasil's credit risk amounted to EUR 85,702 million. It increased by 15% from 2020. Minus the exchange rate effect, it grew by 13%. As of December 2021, Santander Brasil accounts for 8% of Grupo Santander's loan book.
The SME portfolio (Varejo PJ) grew significantly due to the contribution of the different billing clusters that make the portfolio and its different products. State-backed guarantees to combat the effects of the pandemic ended in December 2020, although a new window opened in July 2021.
Net loan-loss provisions stood at EUR 2,715 million (-10% compared to 2020), a decrease driven by additional provision made in 2020 related to covid-19. In local currency, provisions declined by 35%. Cost of credit decreased to 3.73% from 4.35% at the end of 2020, driven by the aforementioned provisions evolution.
Information on the estimation of impairment losses
The detail of Banco Santander (Brasil) S.A. exposure and impairment losses associated with each of the stages at 31December, 2021, 2020 and 2019, is shown below. In addition, the exposure is divided in three tranches of the Standard & Poor's rating scale, according to their current credit quality:

EXPOSURE AND IMPAIRMENT LOSSES
EUR million	2021
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	46,558	575	—	47,133
From BB- to CCC	28,582	4,785	—	33,367
Default	—	—	4,182	4,182
Total exposure **	75,140	5,360	4,182	84,682
Impairment losses***	1,232	909	2,510	4,651

EXPOSURE AND IMPAIRMENT LOSSES
EUR million	2020
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	38,686	210	—	38,896
From BB- to CCC	26,166	5,942	—	32,108
Default	—	—	3,428	3,428
Total exposure **	64,852	6,152	3,428	74,432
Impairment losses***	971	777	2,132	3,880

EXPOSURE AND IMPAIRMENT LOSSES
EUR million	2019
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	45,765	308	—	46,073
From BB- to CCC	32,698	5,393	—	38,091
Default	—	—	4,727	4,727
Total exposure **	78,463	5,701	4,727	88,891
Impairment losses***	1,054	732	2,931	4,717
*Detail of credit quality ratings calculated for Group management purposes.
**Total exposure includes loan balances (drawn amounts) and off-balance (letters of credit + guarantees) and excludes REPOs, FV portfolio, trading portfolio and undrawn commitments.
***Includes provisions for undrawn authorized lines (loan commitments).
The Government support measures taken in Brazil in 2020 as response to the covid-19 pandemic have gradually expired and at the end of December 2021, Santander Brazil had granted, since the start of the pandemic, ###3,835 million moratoriums, equivalent to 5.35% of the loan portfolio.
Of the total moratoriums granted, 99.7% expired at 31 December 2021, from which 70.8% were in stage 1, 17.4% in stage 2 and 11.8% in stage 3. At the end of 2020, of the total moratoriums 92.4% had expired, of which 75.6% were in stage 1, 17.6% in stage 2 and 6.8% of in stage 3.
Total loans granted by liquidity programmes in Brazil amounted to EUR 1,563 million as of 31 December 2021.
For the expected losses estimation, prospective information is taken into account. Particularly, Santander Brazil considers three macroeconomic scenarios, periodically updated. The evolution for a period of five years of the main macroeconomic indicators used to estimate the expected losses in Santander Brazil is as follows:

	2022-2026
Variables	Pessimistic scenario	Base scenario	Optimistic scenario
Interest rate (annual averaged)	13.3%	6.7%	4.8%
Unemployment rate	13.3%	12.1%	8.8%
House price change	2.6%	8.7%	13.2%
GDP growth	-1.0%	2.1%	4.5%
Burden income	38.9%	34.9%	29.2%
Each macroeconomic scenario is associated with a given weight. Regarding its assignation, Brazil links the highest weight to the base scenario whilst links the lowest weights to the most extreme scenarios:

	2021	2020	2019
Pessimistic scenario	10%	10%	10%
Base scenario	80%	80%	80%
Optimistic scenario	10%	10%	10%
The sensitivity analysis of the main portfolios expected loss to variations of +/-100 bp for the macroeconomic variables used in the construction of the scenarios is at the end of 2021 as follows:

	Change in provision
	Consumer	Corporate	Other
GDP growth
-100 bp	0.4%	1.3%	1.9%
100 bp	-0.1%	-0.6%	-0.9%
Burden income
-100 bp	-0.3%	-0.5%	-1.3%
100 bp	0.7%	2.0%	2.9%
Interest rate (SELIC)
-100 bp	-0.1%	-0.5%	-0.8%
100 bp	0.6%	2.9%	3.6%
Regarding the stage 2 classification determination, Santander Brazil uses the transaction's rating as a reference for its PD, taking into account its rating at the time of origination and its current rating, setting different thresholds that depend on each portfolio characteristics. SICR is determined by observing the rating's evolution, considering that a significant increase in credit risk has occurred when the rating reduction reaches values between 3.2 and 1, depending on the rating's value at the time of origination.
In addition, for every portfolio, a set of specific qualitative criteria are defined to indicate that the exposure to credit risk has significantly risen, regardless of the evolution of its PD since the initial recognition. Santander Brazil, among other criteria, considers that an operations involves a significant increase in credit risk when it presents irregular positions for more than 30 days, but in Real State, Consigned and Financial portfolios, where, due to their particular attributes, they use a 60 days threshold. Such criteria depend upon each portfolio’s risk management practices.
4. Other credit risk aspects
4.1. Credit risk by activity in the financial markets
This section covers credit risk generated in treasury activities with customers, mainly with credit institutions. Transactions are undertaken through money market financial products with different financial institutions and through counterparty risk products, which serve the Group’s customer needs.
According to regulation (EU) n.º 575/2013, counterparty credit risk, which includes derivative instruments, transactions with a repurchase obligation, stock and commodities lending, transactions with deferred repayment and financing of guarantees, arises from the likelihood that a counterparty will default before the final settlement of the transaction's cash flows.
There are two methodologies for measuring this exposure: (i) mark-to-market (MtM) methodology (replacement value of derivatives) plus potential future exposure (add-on); and the Montecarlo simulation to calculate exposures for some countries and products. We also calculate capital at risk and unexpected loss, which is the difference between the economic capital, net of guarantees and recoveries, and expected loss.
After market close, the exposures are recalculated by adjusting transactions to their new time frame, adapting potential future exposure and applying mitigation measures (netting, collateral, etc.) to control exposures directly against the limits approved by senior management. Grupo Santander runs risk control with an integrated system in real time that enables us to know the exposure limit with any counterparty, product and maturity and in any of Santander’s subsidiaries at any time.
4.2. Concentration risk
Concentration risk control is a vital part of our management. The Group continuously monitors the degree of concentration of its credit risk portfolios using various criteria: geographic areas and countries, economic sectors and groups of customers.
The board, via the risk appetite framework, determines the maximum levels of concentration.
In line with these maximum levels and limits, the executive risk committee establishes the risk policies and reviews the appropriate exposure levels for the effective management of the degree of concentration in Santander’s credit risk portfolios.
Grupo Santander must adhere to the regulation on large risks contained in the CRR, according to which the exposure contracted by an entity with a customer or group of associated customers will be considered a large exposure when its value is equal to or greater than 10% of eligible capital.
In addition, in order to limit large exposures, no entity may assume exposures exceeding 25% of its eligible capital with a single customer or group of associated customers, having factored in the credit risk mitigation effect contained in the regulation.
At the end of December, after applying risk mitigation techniques, no group reaches the above-mentioned thresholds.
Regulatory credit exposure with the 20 largest groups within the scope of large risks represented 5% of the outstanding credit risk with customers (lending to customers plus off-balance sheet risks) as of December 2021.
The detail, by activity and geographical area of the Group's risk concentration at 31 December 2021 is as follows:

EUR million
	2021
	Total	Spain	Other EU countries	America	Rest of the world
Central banks and Credit institutions	327,984	93,520	59,499	81,647	93,318
Public sector	149,623	35,258	26,276	82,194	5,895
Of which:
Central government	124,807	23,188	24,525	71,639	5,455
Other central government	24,816	12,070	1,751	10,555	440
Other financial institutions (financial business activity)	120,294	14,228	40,344	35,818	29,904
Non-financial companies and individual entrepreneurs (non-financial business activity) (broken down by purpose)	415,297	121,795	86,183	141,139	66,180
Of which:
Construction and property development	21,523	3,607	3,392	7,309	7,215
Civil engineering construction	5,857	2,397	2,442	847	171
Large companies	248,955	58,030	49,343	94,496	47,086
SMEs and individual entrepreneurs	138,962	57,761	31,006	38,487	11,708
Households – other (broken down by purpose)	543,804	88,763	95,458	122,809	236,774
Of which:
Residential	353,752	63,487	35,978	40,265	214,022
Consumer loans	169,897	18,078	56,879	75,837	19,103
Other purposes	20,155	7,198	2,601	6,707	3,649
Total	1,557,002	353,564	307,760	463,607	432,071
* For the purposes of this table, the definition of risk includes the following items in the public balance sheet: 'Loans and advances to credit institutions', 'Loans and advances to Central Banks', 'Loans and advances to Customers', 'Debt Instruments', 'Equity Instruments', 'Trading Derivatives', 'Hedging derivatives', 'Investments and financial guarantees given'.
4.3. Sovereign risk and exposure to other public sector entities
Sovereign risk occurs in transactions with a central bank. It includes the regulatory cash reserve, issuer risk with the Treasury (public debt portfolio) and risk from transactions with government institutions whose funding only come from the state’s budgetary revenue and not commercial operations.
The historic criteria of Grupo Santander can differ from regular EBA stress test standards. Though the EBA does include national, regional and local government institutions, it does not include deposits with central banks, exposures with insurance companies, indirect exposures via guarantees and other instruments.
Grupo Santander´s local sovereign exposure, in currencies other than the official currency of the country of issuance, is not significant ( EUR 10,013 million, 2.6% of total sovereign risk) according to our management criteria. Furthermore, exposure to non-local sovereign issuers involving cross-border risk[1] is even less significant (EUR 7,011 million, 1.8% of total sovereign risk).
Sovereign exposure in Latin America is mostly in local currency, and is recognised in the local accounts and concentrated in short- term maturities.
Over the past few years, total exposure to sovereign risk has remained in line with regulatory requirements and our strategy to manage this portfolio.
The shifts observed in the different countries exposure is due to our liquidity management strategy and the hedging of interest and exchange rates risks. Santander's exposure spreads among countries with varied macroeconomic outlooks and dissimilar scenarios in terms of growth, interest and exchange rates.
Our investment strategy for sovereign risk considers country’s credit quality to set the maximum exposure limits*:

	2021	2020	2019
AAA	15%	18%	20%
AA	32%	25%	24%
A	26%	25%	18%
BBB	11%	14%	15%
Less than BBB	16%	18%	23%
*Internal ratings are applied.
The exposure in the table below is disclosed following the latest amendments of the regulatory reporting framework carried out by the EBA, which entered into force in 2021:

	2021					2020
	Portfolio
Country	Financial assets designated at fair value through profit or loss	Financial assets at fair value through other comprehensive income	Financial assets at amortized cost	Non-trading financial assets mandatorily at fair value through profit or loss	Total net direct exposure	Total net direct exposure
Spain	2,574	2,805	14,178	—	19,557	24,245
Portugal	(20)	2,287	4,277	—	6,544	8,730
Italy	(73)	634	323	—	884	4,015
Greece	—	—	—	—	—	—
Ireland	—	—	9	—	9	—
Rest Eurozone	(233)	1,231	2,631	—	3,629	4,054
UK	(538)	676	228	—	366	(97)
Poland	(15)	10,819	489	—	11,293	10,947
Rest of Europe	—	77	1,291	—	1,368	1,070
US	1,050	13,803	7,616	—	22,469	15,548
Brazil	8,733	16,432	3,394	—	28,559	27,717
Mexico	2,150	10,253	1,106	—	13,509	21,029
Chile	56	1,134	4,881	—	6,071	6,955
Rest of America	94	651	680	—	1,425	958
Rest of the World	2	1,524	1,811	—	3,337	4,752
TOTAL	13,780	62,326	42,914	—	119,020	129,923
5. Forborne loan portfolio
Grupo Santander's internal forbearance policy acts as a reference for our subsidiaries locally. It shares the principles of regulations and supervisory expectations. It includes the requirements of the EBA guidelines on management of non performing and forborne exposures.
It defines forbearance as the modification of the payment conditions of a transaction to allow a customer experiencing financial difficulties (current or foreseeable) to fulfil their payment obligations. If forbearance is not allowed, there would be reasonable certainty that the customer would not be able to meet their financial obligations.
In addition, this policy also sets down rigorous criteria for evaluating, classifying and monitoring forbearances to ensure the strictest possible care and diligence in recovering due amounts. Thus, it dictates that we must adapt payment obligations to customers' current circumstances. Our forbearance policy also defines classification criteria to ensure we recognize risks appropriately. They must remain classified as non-performing or in watch-list for a prudential period for reasonable certainty of repayment.
Forbearances may never be used to delay the immediate recognition of losses or hinder the appropriate recognition of risk of default.
Total volume of forborne portfolio, at the end of December 2021, stood at EUR 36,042 million. After years of decreases due to the positive macroeconomic situation of the group's main geographies, the forborne stock remained practically flat in 2020. The portfolio increased by 24% in 2021, as a result of greater volume of forbearance carried out to attend to the needs of customers facing financial difficulties. In terms of credit quality, 43% of the loans is classified as doubtful, with a coverage ratio of 41%.
The following terms are used with the meanings specified below:
•Refinancing transaction: transaction that is granted or used, for reasons relating to current or foreseeable financial difficulties of the borrower, to repay one or more of the transactions granted to it, or through which the payments on such transactions are brought fully or partially up to date, in order to enable the borrowers of the cancelled or refinanced transactions to repay their debt (principal and interest) because they are unable, or might foreseeably become unable, to comply with the conditions there of in due time and form.
•Restructured transaction: transaction with respect to which, for economic or legal reasons relating to current or foreseeable financial difficulties of the borrower, the financial terms and conditions are modified in order to facilitate the payment of the debt (principal and interest) because the borrower is unable, or might foreseeably become unable, to comply with the aforementioned terms and conditions in due time and form, even if such modification is envisaged in the agreement.

Current refinancing and restructuring balances
Amounts in EUR million, except number of transactions that are in units
2021
	Total
	Without real guarantee		With real guarantee
					Maximum amount of the actual collateral that can be considered		Impairment of accumulated value or accumulated losses in fair value due to credit risk
	Number of transactions	Gross amount	Number of transactions	Gross amount	Real estate guarantee	Rest of real guarantees
Credit entities	—	—	—	—	—	—	—
Public sector	32	18	15	7	2	—	4
Other financial institutions and: individual shareholder	1,002	93	720	200	102	79	30
Non-financial institutions and individual shareholder	248,375	11,548	47,865	8,915	5,517	1,206	4,367
Of which financing for constructions and property development	8,576	113	1,321	550	390	40	176
Other warehouses	3,650,507	4,491	451,930	10,771	6,063	3,615	3,860
Total	3,899,916	16,150	500,530	19,893	11,684	4,900	8,261
Financing classified as non-current assets and disposable groups of items that have been classified as held for sale	—	—	—	—	—	—	—

Current refinancing and restructuring balances
Amounts in EUR million, except number of transactions that are in units
2021
Of which, non-performing/Doubtful
	Without real guarantee		With real guarantee
					Maximum amount of the actual collateral that can be considered		Impairment of accumulated value or accumulated losses in fair value due to credit risk
	Number of transactions	Gross amount	Number of transactions	Gross amount	Real estate guarantee	Rest of real guarantees
Credit entities	—	—	—	—	—	—	—
Public sector	7	1	14	5	2	—	4
Other financial institutions and: individual shareholder	421	51	528	67	54	7	27
Non-financial institutions and individual shareholder	116,009	4,377	32,263	5,261	3,308	424	3,891
Of which financing for constructions and property development	4,638	63	849	301	172	34	148
Other warehouses	1,839,629	1,879	162,177	3,898	2,641	434	2,382
Total	1,956,066	6,308	194,982	9,231	6,005	865	6,304
Financing classified as non-current assets and disposable groups of items that have been classified as held for sale	—	—	—	—	—	—	—
In 2021, the amortised cost of financial assets whose contractual cash flows were modified during the year when the corresponding loss adjustment was valued at an amount equal to the expected credit losses over the life of the asset amounted to EUR 2,480 million, without these modifications having a material impact on the income statement. Also, during 2021, the total of financial assets that have been modified since the initial recognition, and whose correction for expected loss has gone from being valued during the entire life of the asset to the following twelve months, amounts to EUR 1,868 million.
The transactions presented in the foregoing tables were classified at 31 December 2021 by nature, as follows:
•Non-performing: Operations that rest on an inadequate payment scheme will be classified within the non-performing category, regardless they include contract clauses that delay the repayment of the operation throughout regular payments or present amounts written off the balance sheet for being considered irrecoverable.
•Performing: Operations not classifiable as non-performing will be classified within this category. Operations will also be classified as normal if they have been reclassified from the non-performing category for complying with the specific criteria detailed below:
a.A period of a year must have passed from the refinancing or restructuring date.
b.The owner must have paid for the accrued amounts of the capital and interests, thus reducing the rearranged capital amount, from the date when the restructuring of refinancing operation was formalised.
c.The owner must not have any other operation with amounts past due by more than 90 days on the date of the reclassification to the normal risk category.
Attending to the credit attention 57% of the forborne loan transactions are classified as other than non-performing. Particularly noteworthy are the level of existing guarantees (46% of transactions are secured by collateral) and the coverage provided by specific allowances (representing 23% of the total forborne loan portfolio and 41% of the non-performing portfolio).
c) Market, structural and liquidity risk
1. Activities subject to market risk and types of market risk
Activities exposed to market risk encompass transactions where risk is assumed as a consequence of potential changes in interest rates, inflation rates, exchange rates, stock prices, credit spreads, commodity prices, volatility and other market factors; the liquidity risk from our products and markets, and the balance-sheet liquidity risk. Therefore, they include trading risks and structural risks.
◦Interest rate risk arises from movements in interest rates that reduce the value of a financial instrument, a portfolio or the Grupo Santander. It can affect loans, deposits, debt securities, most assets and liabilities held for trading, and derivatives.
◦Inflation rate risk arises from movements in inflation that can reduce the value of a financial instrument, a portfolio or the entire group. It can affect loans, debt securities and derivatives (e.g. inflation swaps and futures) whose profitability is linked to inflation.
◦Exchange rate risk is the possibility of loss because the currency of a long or open position will depreciate against the base currency. It can affect debt in subsidiaries whose local currency is not the euro, as well as loans denominated in a foreign currency.
◦Equity risk is the possibility of loss from open positions in securities if their market price or expected future dividends fall. It affects shares, stock market indices, convertible bonds and derivatives with shares as the underlying asset (put, call, equity swaps, etc.).
•Credit spread risk is the possibility of loss from open positions in fixed-income securities or credit derivatives if their yield curve, or the recovery rate of their issuer or type change. A spread is the yield difference between financial instruments against a benchmark (e.g. the internal rate of return (IRR) of government bonds and interbank interest rates).
•Commodity price risk is the possibility of loss from movements in commodity prices. Grupo Santander's commodity exposure is minor and stems mainly from commodity derivatives.
•Volatility risk is the possibility of loss caused by movements in interest rates, exchange rates, the stock market, credit spreads and other risk factors affecting portfolio value. It is inherent to all financial instruments whose value considers volatility (especially options contracts).
Derivative contracts (such as options, futures, forwards and swaps) can mitigate market risks partially or fully.
Additionally, other more complex hedging market risks are considered, such as correlation risk, market liquidity risk, prepayment or cancellation risk, and underwriting risk.
Balance sheet liquidity risk (unlike market liquidity risk) is the possibility of loss caused by forced disposal of assets or cash flow imbalance if the bank meets its payment obligations late or at excessive cost. It can cause losses by forced asset sales or impacts on margins due to the mismatch between expected cash inflows and outflows.
Pension and actuarial risks (explained at the end of this section) also depend on market variables.
Grupo Santander aim to comply with the Basel Committee’s Fundamental Review of the Trading Book (FRTB) and the EBA’s Guidelines on the management of interest rate risk arising from non-trading book activities. The purpose of several projects Grupo Santander runs is to provide risk control managers and teams with the best market risk management tools under the right governance framework for the models Grupo Santander uses for metric reporting; and to comply with regulation on the risks mentioned above.
. Trading market risk management
Setting market risk limits in a dynamic process according to the risk appetite in the annual limits plan prepared by senior management and extended to all subsidiaries.
The standard methodology for risk management and control in trading, measures the maximum expected loss with a specific level of confidence and time frame. The standard for historical simulation is a confidence level of 99% over one day. We apply statistical adjustments efficiently to incorporate recent developments affecting our levels of risk. Our time frame is two years or at least 520 days from the reference date of the VaR calculation.
The balance sheet items in the Group’s consolidated position that are subject to market risk are shown below, distinguishing those positions for which the main risk metric is VaR from those for which risk monitoring is carried out using other metrics:

EUR million
		Main market risk metric
	Balance sheet amount	VaR	Other	Main risk factor for 'Other' balance
Assets subject to market risk
Cash, cash balances at central banks and other deposits on demand	210,689		210,689	Interest rate
Financial assets held for trading	116,953	116,953
Non-trading financial assets mandatorily at fair value through profit or loss	5,536	4,042	1,494	Interest rate, spread
Financial assets designated at fair value through profit or loss	15,957	5,489	10,468	Interest rate, spread
Financial assets designated at fair value through other comprehensive income	108,038	2,453	105,585	Interest rate, spread
Financial assets at amortized cost	1,037,898		1,037,898	Interest rate, spread
Hedging derivatives	4,761		4,761	Interest rate, exchange rate
Changes in the fair value of hedged items in portfolio hedges of interest risk	410		410	Interest rate
Other assets	95,593
Total assets	1,595,835

Liabilities subject to market risk
Financial liabilities held for trading	79,469	79,469
Financial liabilities designated at fair value through profit or loss	32,733	390	32,343	Interest rate, spread
Financial liabilities at amortized cost	1,349,169		1,349,169	Interest rate, spread
Hedging derivatives	5,463		5,463	Interest rate, exchange rate
Changes in the fair value of hedged items in portfolio hedges of interest rate risk	248		248	Interest rate
Other liabilities	31,700
Total liabilities	1,498,782
Equity	97,053
The following table displays the latest and average VaR values at 99% by risk factor over the last three years. It also shows the minimum and maximum VaR values in 2021 and 97.5% ES at the end of December 2021:

VaR STATISTICS AND EXPECTED SHORTFALL BY RISK FACTORA
EUR million. VaR at 99% and ES at 97.5% with one day time horizon
	2021					2020		2019
	VaR (99%)				ES (97.5%)	VaR		VaR
	Min	Average	Max	Latest	Latest	Average	Latest	Average	Latest
Total Trading	6.8	10.5	15.9	12.3	11.9	12.5	8.3	12.1	10.3
Diversification effect	(6.3)	(12.9)	(26.6)	(13.4)	(15.0)	(13.0)	(11.8)	(8.1)	(9.8)
Interest rate	6.0	9.6	15.3	9.1	9.4	9.2	5.4	10.0	9.2
Equities	2.2	3.5	7.7	5.1	5.1	4.4	3.1	2.9	4.8
Exchange rate	1.9	4.2	8.0	5.7	5.6	5.9	6.0	3.9	2.6
Credit spread	2.6	4.8	8.0	5.1	6.0	5.5	4.5	3.4	3.5
Commodities	0.4	1.3	3.5	0.7	0.8	0.5	1.1	0.0	0.0

Total Europe	6.1	9.3	16.1	9.9	9.7	10.5	8.0	6.3	10.1
Diversification effect	(5.2)	(9.3)	(16.9)	(12.6)	(13.1)	(10.7)	(8.9)	(6.9)	(8.4)
Interest rate	5.3	7.7	11.7	7.1	6.7	7.9	6.5	6.0	8.2
Equities	1.8	3.3	8.3	5.8	5.2	4.3	3.0	1.9	4.9
Exchange rate	1.6	2.8	5.0	4.5	4.9	3.5	2.9	1.9	1.9
Credit spread	2.6	4.8	8.0	5.1	6.0	5.5	4.5	3.4	3.5
Commodities	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Total North America	1.6	2.5	7.4	2.7	2.8	6.6	2.9	3.5	3.8
Diversification effect	0.2	(0.7)	(2.9)	(0.6)	(0.5)	(2.2)	(1.0)	(1.3)	(2.1)
Interest rate	1.3	2.5	7.0	2.7	2.7	3.4	3.3	2.6	3.4
Equities	0.0	0.1	1.5	0.0	0.0	0.3	0.1	0.2	0.1
Exchange rate	0.1	0.6	1.8	0.6	0.6	5.1	0.5	2.0	2.4

Total South America	3.3	5.9	10.5	6.3	6.4	5.6	4.5	9.5	6.0
Diversification effect	(1.2)	(4.9)	(16.0)	(5.1)	(3.8)	(3.8)	(5.4)	(2.9)	(3.7)
Interest rate	3.0	5.5	12.2	5.8	6.3	5.2	4.1	7.8	5.9
Equities	0.4	1.2	3.2	1.1	1.0	1.0	0.5	2.0	1.7
Exchange rate	0.7	2.8	7.6	3.8	2.1	2.7	4.2	2.6	2.1
Commodities	0.4	1.3	3.5	0.7	0.8	0.5	1.1	0.0	0.0
A. In South and North America, VaR levels of credit spreads and commodities are not shown separately due to their low or null materiality.
At the end of December, VaR had increased by EUR 4 million higher than at the end of 2020; however, average VaR fell by EUR 2.0 million. Average VaR fell for most risk factors owing to low market volatility throughout the year. By region, average VaR decreased in Europe and especially in North America with lower exchange rate volatility.
By risk factor, VaR has followed a generally stable trend in recent years. For many factors, temporary VaR increases generally owe more to short-term price volatility than to significant changes in positions.
Backtesting
Actual losses can differ from predicted losses because of the VaR’s limitations. Grupo Santander measures the accuracy of the VaR calculation model to make sure it is reliable. The most important tests Grupo Santander runs involve backtesting:
•Backtesting of hypothetical P/L and of the entire trading book showed no exceptions to 99% VaR and VaE in 2021.
•The exceptions observed in the past year are consistent with the assumptions of the VaR calculation model.
IBOR Reform
Regulatory and supervisory context
In 2013, IOSCO published the Principles for Financial Benchmarks (IOSCO Principles) that establish standards for the development of benchmarks. Subsequently, the FSB established the Official Sector Steering Group (OSSG) for the application of the IOSCO Principles to the IBOR (Interbank Offered Rates) indices. Since then, the central banks and regulators of various jurisdictions have organized working groups to recommend alternative indices to indices such as the EONIA (Euro Overnight Index Average) and the LIBORs (London Interbank Offered Rates).
On 13 September 2018, the European Central Bank's working group recommended that the euro short-term interest rate (€STR) replace the EONIA. From 2 October 2019, the date on which the €STR was made available, the EONIA changed its methodology to be calculated as €STR plus a spread of 8.5 basis points. This change in the EONIA methodology was intended to facilitate the transition of the EONIA market to €STR before its definitive cessation on 3 January 2022.
On 5 March 2021, the Financial Conduct Authority (FCA) announced the final dates for the cessation of LIBORs:
–On 31 December 2021, the publication of USD LIBOR (1 week and 2 months term), CHF LIBOR (all terms), GBP LIBOR (overnight term, 1 week, 2 months and 12 months), JPY LIBOR (overnight term, 1 week, 2 months, and 12 months) and EUR LIBOR (all terms).
–On 31 December 2021, the calculation methodology of some LIBORs was reformed to publish temporary synthetic LIBORs that became non-representative: GBP LIBOR (1-month, 3-month and 6-month terms) and JPY LIBOR (1-month term, 3 months and 6 months).
–On 30 June 2023, the publication of the USD LIBOR will cease (overnight terms, 1 month, 3 months, 6 months and 12 months).
In October 2020, the International Swaps and Derivatives Association (ISDA) launched the fallbacks Protocol and Supplement for IBORs (effective 25 January 2021), and provided market participants with of new derivatives fallbacks of LIBORs (among others IBOR, such as EURIBOR) for current derivative contracts and for new contracts. Additionally, on 19 August 2021, ISDA launched a new protocol that allowed entities to incorporate a fallback to the EONIA as the rate applicable to collateral in ISDA collateral agreements (known as CSAs). Banco Santander SA and various Santander Group entities have adhered to these protocols.
On December 2020, the Council of the European Union endorsed the modification of the EU Benchmark Regulation (BMR), giving the European Commission the power to establish a legislative solution that proposes a replacement rate to indices the cessation of which could cause a significant disturbance to the functioning of financial markets in the EU. In this context, on 14 and 21 October 2021, the European Commission published the Implementing Regulations regarding the designation of a substitute reference index for CHF LIBOR and EONIA.
Given the relevance of the IBOR indices, the volume of contracts and exposures is very high in the banking sector. Santander Group has a significant number of contracts linked to these interest rates. The most relevant are EURIBOR, EONIA, and LIBOR. These benchmarks are widely used, including derivative products, corporate loans, retail, discount products, deposits, repos, securities lending, collateral agreements, and floating rate notes, among others.
LIBOR and EONIA Reform
The main risks to which Santander is exposed arising from the transition of the EONIA and LIBORs are: (i) legal risks arising from potential changes in the documentation required for new or existing operations; (ii) financial and accounting risks derived from market risk models and from the valuation, coverage, cancellation and recognition of the financial instruments associated with the reference indices; (iii) business risk that revenues from LIBOR-linked products decline; (iv) pricing risks arising from how changes to benchmark indices could impact pricing mechanisms on some instruments; (v) operational risks arising from the potential requirement to adapt IT systems, trade reporting infrastructure and operational processes; (vi) conduct risks arising from the potential impact of communications with customers during the transition period and (vii) litigation risks regarding our existing products and services, which could adversely impact our profitability.
In order to monitor the risks and address the challenges of the transition, Santander launched the IBOR Transition Programme in 2019. The global program ensures that all affected business units and subsidiaries have a consistent understanding of the risks associated with the transition and can take appropriate steps to mitigate them.
This transition program incorporates the recommendations, guidelines and milestones defined by the regulators and working groups of the different jurisdictions. The structure of the program focuses on the following areas: Technology and Operations, Legal, Customer Relations, Risk Management and Models, Conduct and Communication, and Accounting and Finance.
During 2021, the IBOR Transition Program has focused on making all the contractual, commercial, operational and technological changes necessary to undertake the transition of the LIBOR and EONIA rates that have been discontinued in 2021. In 2022, the program will continue to attend to the next steps of the transition related to the management of the contract history and the milestone of the cessation of the LIBOR dollar of June 2023.
In addition, Grupo Santander continues to participate, throughout 2022, in the initiatives developed by the public and private sectors related to the reform of the interest rate reference indices.
Additionally, see information included in notes 1.b and 36.

3. Structural balance sheet risks
3.1. Main aggregates and variations
Consistent with previous years, the market risk profile of Grupo Santander’s balance sheet remained moderate in 2021 in terms of asset, shareholders’ equity and NII volumes. Each subsidiary’s finance division manages interest rate risk from commercial banking and is responsible for handling structural risk from interest rate fluctuations.
To measure interest rate risk, Grupo Santander uses statistical models based on strategies to mitigate structural risk with interest-rate instruments (such as bonds and derivatives) to keep risk profile within risk appetite.
The NII and EVE sensitivities below are based on scenarios of parallel interest rate movements from -100 to +100 basis points.
Structural VaR
With such a homogeneous metric as VaR, we can fully monitor market risk in the banking book We differentiate fixed income based on interest rates and credit spreads in ALCO portfolios, FX rates and shares.
In general, the structural VaR of Grupo Santander total assets and equity is minor.

STRUCTURAL VaR
EUR million. Structural VaR 99% with a temporary horizon of one day.
	2021				2020		2019
	Min	Average	Max	Latest	Average	Latest	Average	Latest
Structural VaR	895.8	993.7	1,090.7	1,011.9	911.1	903.2	511.4	729.2
Diversification effect	(158.8)	(327.3)	(431.4)	(240.2)	(349.8)	(263.4)	(304.2)	(402.0)
VaR Interest Rate*	224.2	400.7	540.5	287.8	465.1	345.5	345.6	629.7
VaR Exchange Rate	521.3	600.6	655.2	655.2	499.9	502.6	308.1	331.7
VaR Equities	309.1	319.7	326.4	309.1	295.9	318.5	161.9	169.8
* Includes credit spread VaR on ALCO portfolios.
Structural interest rate risk
•Europe
In general, the NII and EVE of Grupo Santander's main balance sheets (i.e. Santander España and Santander UK) show positive sensitivity to rising interest rates. Across our footprint, exposure was moderate in relation to annual budget and capital levels in 2021.
At the end of December 2021, under the scenarios previously described, the most significant NII sensitivity risk concentration in euros amounted to EUR 703 million; in pounds sterling, EUR 541 million; in Polish złoty EUR 65 million; and in the US dollar, EUR 54 million.
The most significant EVE risk concentration amounted to EUR 3,684 million; in the yield curve of the euro; of the pound sterling, EUR 1,056 million ; of the US dollar, EUR 221 million; and of the Polish zloty EUR 56 million, all relating to the interest rate cut risks.
•North America
In general, the NII and EVE of Grupo Santander's North American balance sheets tend to show positive sensitivity to rising interest rates. Exposure was moderate in relation to annual budget and capital levels in 2021.
At the end of December, the most significant risk to NII was mainly in the US and amounted to EUR 152 million.
•South America
The EVE and NII of our Grupo Santander's South American balance sheets are positioned for interest rate cuts.
Exposure in all countries was moderate in relation to the annual budget and capital levels in 2020.
In 2021, exposure was moderate in relation to annual budget and capital levels. At the end of December, the most significant risks to NII were mainly in Chile (EUR 86 million) and Brazil (EUR 83 million).
The most significant risks to EVE were recorded in Brazil (EUR 271 million) and Chile (EUR 258 million).
Structural foreign currency rate risk/results hedging
Grupo Santander's structural FX risk stems mainly from the income and hedging of foreign currency transactions for permanent financial investments. In the dynamic management of this risk, Grupo Santander aims to limit the impact of FX rate movements on the core capital ratio. In 2021, the hedged of the different currencies that have an impact on our core capital ratio was close to 100%.
In December 2021, the permanent exposures (with potential impact on shareholders’ equity) were, from largest to smallest, in US dollars, British pounds sterling, Brazilian reais, Mexican pesos, Chilean pesos and Polish złoty.
Grupo Santander uses FX derivatives to hedge part of those permanent positions. The Finance division manages FX risk and hedging for the expected profits and dividends of subsidiaries whose base currency is not the euro.
Structural equity risk
Grupo Santander holds equity positions in its banking and trading books. They are either equity instruments or stock, depending on the share of ownership or control.
By the end of December 2021, the equities and shareholdings in the banking book were diversified among Spain, China, Morocco, Poland and other countries. Most of them invest in the financial and insurance sectors. Grupo Santander has minor equity exposure to property and other sectors.
Structural equity positions are exposed to market risk. VaR is calculated for these positions with a set of market prices and proxies. At the end of December 2021, VaR at a 99% confidence level over a one day horizon was EUR 325 million (EUR 319 million and EUR 170 million at the end of 2020 and 2019, respectively).
3.2. Methodologies
Structural interest rate risk
As part of structural risk, interest rate risk in the banking book (IRRBB) is the main source of balance sheet risk.
Grupo Santander measures the potential impact of interest rate movements on EVE and NII. Because changing rates may generate impacts, Grupo Santander must manage and control many subtypes of interest rate risk, such as repricing risk, curve risk, basis risk and option risk (e.g. behavioural or automatic). Interest rate risk in the balance sheet and market conditions and outlooks could necessitate certain financial measures to achieve Grupo Santander's desired risk profile (such as selling positions or setting interest rates on products we market). The metrics Grupo Santander uses to monitor IRRBB include NII and EVE sensitivity to interest rate movements.
•Net interest income sensitivity
Net interest income (NII) is the difference between interest income from assets and the interest cost of liabilities in the banking book over a typical one- to three-year horizon (one year being standard in Grupo Santander). Because NII sensitivity is the difference in income between a selected scenario and the base scenario, its values can be as many as considered scenarios. It enables us to see short-term risks and supplement economic value of equity (EVE) sensitivity.
•Economic value of equity sensitivity
Economic value of equity (EVE) is the difference between the current value of all assets minus the current value of all liabilities in the banking book. It does not include shareholders’ equity and non-interest-bearing instruments. Because EVE sensitivity is the difference in EVE between a selected scenario and the base scenario, it can have as many values as considered scenarios. It enables us to see long-term risks and supplement NII sensitivity.
Structural exchange-rate risk/hedging of results
Every day, Grupo Santander measures FX positions, VaR and P/L.
Structural equity risk
Grupo Santander measures equity positions, VaR and P/L.
4. Liquidity risk
Structural liquidity management aims to fund the Group’s recurring activity optimising maturities and costs, while avoiding taking on undesired liquidity risks.
Santander’s liquidity management is based on the following principles:
•Decentralised liquidity model.
•Medium- and long-term (M/LT) funding needs must be covered by medium- and long-term instruments.
•High contribution from customer deposits due to the retail nature of the balance sheet.
•Diversification of wholesale funding sources by instruments/ investors, markets/currencies and maturities.
•Limited recourse to short-term funding.
•Availability of sufficient liquidity reserves, including standing facilities/discount windows at central banks to be used in adverse situations.
•Compliance with regulatory liquidity requirements both at Group and subsidiary level, as a new factor conditioning management.
The effective application of these principles by all institutions comprising the Group required the development of a unique management framework built upon three fundamental pillars:
•A solid organisational and governance model that ensures the involvement of the subsidiaries’ senior management in decision-taking and its integration into the Group’s global strategy. The decision-making process for all structural risks, including liquidity and funding risk, is carried out by local Asset and Liability Committees (ALCOs) in coordination with the global ALCO, which is the body empowered by the Bank's board in accordance with the corporate Asset and Liability Management (ALM) framework.
This governance model has been reinforced as it has been included within Santander's Risk Appetite Framework. This framework meets demands from regulators and market players emanating from the financial crisis to strengthen banks’ risk management and control systems.
•In-depth balance sheet analysis and measurement of liquidity risk, supporting decision-taking and its control. The objective is to ensure the Group maintains adequate liquidity levels necessary to cover its short- and long-term needs with stable funding sources, optimising the impact of their costs on the income statement. Grupo Santander’s liquidity risk management processes are contained within a conservative risk appetite framework established in each geographic area in accordance with its commercial strategy. This risk appetite establishes the limits within which the subsidiaries can operate in order to achieve their strategic objectives.
•Management adapted in practice to the liquidity needs of each business. Every year, based on business needs, a liquidity plan is developed which seeks to achieve:
•a solid balance sheet structure, with a diversified presence in the wholesale markets;
•the use of liquidity buffers and limited encumbrance of assets;
•compliance with both regulatory metrics and other metrics included in each entity’s risk appetite statement.
Over the course of the year, all dimensions of the plan are monitored.
Grupo Santander continues to develop the ILAAP (Internal Liquidity Adequacy Assessment Process), an internal self-assessment of liquidity adequacy which must be integrated into the Group’s other risk management and strategic processes. It focuses on both quantitative and qualitative matters and is used as an input to the SREP (Supervisory Review and Evaluation Process). The ILAAP evaluates the liquidity position both in ordinary and stressed scenarios.
i. Liquidity risk measurement
Grupo Santander measures liquidity risk with tools and metrics that account for the appropriate risk factors.
a) Liquidity buffer
The liquidity buffer is the total liquid assets a bank has to cope with cash outflows during periods of stress. The assets are free of encumbrances and can be used immediately to generate liquidity without losses or excessive discounts. The liquidity buffer is a tool for calculating most liquidity metrics. It is also a metric with defined limits for each subsidiary.
b) Liquidity Coverage Ratio (LCR)
The liquidity coverage ratio (LCR) is a regulatory metric. Its purpose is to promote the short-term resilience of a bank’s liquidity profile and make sure it has enough high-quality liquid assets to withstand a considerable idiosyncratic or market stress scenario over 30 calendar days.
c) Wholesale liquidity metric
The wholesale liquidity metric measures the number of days Grupo Santander would survive if it used liquid assets to cover lost liquidity from a wholesale deposit run-off (without possible renewal) over a set time horizon. Grupo Santander also uses it as an internal short-term liquidity metric to reduce risk from dependence on wholesale funding.
d) Net Stable Funding Ratio (NSFR)
The net stable funding ratio (NSFR) is a regulatory metric we use to measure long-term liquidity risk. It is the ratio of available stable funding to required stable funding. It requires banks to keep a robust balance sheet, with off-balance-sheet assets and operations financed by stable liabilities.
e) Asset Encumbrance metrics
Grupo Santander calculates two metrics to measure asset encumbrance risk. On the one hand, the asset encumbrance ratio gives the proportion of encumbered assets to total assets; on the other, the structural asset encumbrance ratio gives the proportion of encumbered assets by structural funding transaction (namely long-term collateralized issues and credit transactions with central banks).
f) Other additional liquidity indicators
In addition to traditional tools to measure short and long-term liquidity and funding risk, Grupo Santander has a set of additional liquidity indicators to complement those and to measure other non-covered liquidity risk factors. These include concentration metrics, such as the main and the five largest funding counterparties, or the distribution of funding by maturity.
In addition, we calculate a number of metrics on the institution’s ability to generate liquidity through collateralized financing, such as overcollateralization, eligibility ratios assets without charges and deadlines for their placement.
g) Liquidity scenario analysis
As liquidity stress tests, four standard scenarios have been defined:

i.An idiosyncratic scenario of events detrimental only to Santander;
ii.a local market scenario of events highly detrimental to a base country’s financial system or real economy;
iii.a global market scenario of events highly detrimental to the global financial system; and
iv.combined scenario consisting of a combination of more severe idiosyncratic and market events (local and global) occurring simultaneously and interactively.
Grupo Santander uses these stress test outcomes as tools to determine risk appetite and support business decision-making.
h) Liquidity early warning indicators
The system of early warning indicators (EWI) consists of quantitative and qualitative liquidity indicators that help predict stress situations and weaknesses in the funding and liquidity structure of Grupo Santander entities. External indicators relate to market-based financial variables; internal indicators relate to our own performance.
i) Intraday liquidity metrics
Grupo Santander follows Basel regulation and calculates several metrics and stress scenarios for intraday liquidity risk to maintain a high level of control.
ii. Liquidity coverage ratio and net stable financing ratio
As regards the liquidity coverage ratio (LCR), the regulatory requirement for this ratio, set at 100%, has been at its maximum level since 2018.
Below is a breakdown of the composition of the Group's liquid assets under the criteria set out in the supervisory prudential reporting (Commission Implementing Regulation (EU) 2017/2114 of 9 November 2017) for the determination of high quality liquid assets for the calculation of the LCR ratio (HQLA):

EUR million
	2021	2020
	Amount weighted applicable	Amount weighted applicable
High-quality liquid assets-HQLAs
Cash and reserves available at central banks	206,507	149,893
Marketable assets Level 1	81,925	104,270
Marketable assets Level 2A	3,422	5,272
Marketable assets Level 2B	5,446	4,200
Total high-quality liquid assets	297,300	263,635
In relation to the net stable funding ratio (NSFR), its definition was approved by the Basel Committee in October 2014. The transposition of this requirement to the European regulation took place in June 2019 with the publication in the Official Gazette of the European Union of Regulation (EU) 2019/876 of the European Parliament and of the Council of May 20, 2019. The Regulation establishes that entities must have a net stable financing ratio, as defined in the Regulation, higher 100% from June 2021. For this reason, the figures for 2019 and 2020 for this ratio are calculated using the Basel methodology, while those for 2021 already include the requirement as transposed into European regulations.
The liquidity coverage ratio, broken down by component, and the net stable funding ratio for the Group at year-end 2021 and 2020 are presented below:

EUR million
	2021	2020
High-quality liquid assets-HQLAs (numerator)	297,300	263,635
Total net cash outflows (denominator)	181,953	157,368
Cash outflows	233,294	204,813
Cash inflows	51,341	47,445
LCR ratio (%)	163%	168%
NSFR ratio (%)	126%	120%
As regards the funding structure, given the predominantly commercial nature of the Group's balance sheet, the loan portfolio is mainly financed by customer deposits. Note 22) 'Debt securities' shows the composition of these liabilities on the basis of their nature and classification, the movements and maturity profile of the debt securities issued by the Group, reflecting the strategy of diversification by products, markets, issuers and maturities followed by the Group in its approach to the wholesale markets.
iii. Asset encumbrance
In accordance with the guidelines established by the European Banking Authority (EBA) in 2014 on committed and uncommitted assets, the concept of assets committed in financing transactions (asset encumbrance) includes both on-balance sheet assets provided as collateral in transactions to obtain liquidity and off-balance sheet assets that have been received and reused for similar purposes, as well as other assets associated with liabilities for reasons other than financing.
The residual maturities of the liabilities associated with the assets and guarantees received and committed are presented below, as of 31 of December of 2021 (EUR thousand million):

Residual maturities of the liabilities	Unmatured	<=1month	>1 month <=3 months	>3 months <=12 months	>1 year <=2 years	>2 years <=3 years	3 years <=5 years	5 years <=10 years	>10 years	Total
Committed assets	39.5	32.7	8.2	29.6	106.8	37.1	80.1	20.7	10.4	365.1
Guarantees received committed	24.2	15.3	12.8	25.8	1.9	0.4	0.4	—	—	80.8
The reported Group information as required by the EBA at 2021 year-end is as follows:

ON-BALANCE-SHEET ENCUMBERED ASSETS
EUR billion
	Carrying amount of encumbered assets	Fair value of encumbered assets	Fair value of non-encumbered assets	Carrying amount of non-encumbered assets
Loans and advances	262.8		984.4
Equity instruments	8.4	8.4	13.1	13.1
Debt securities	61.0	61.1	102.9	102.8
Other assets	32.9		130.3
Total assets	365.1		1,230.7

ENCUMBRANCE OF COLLATERAL RECEIVED
EUR billion
	Fair value of encumbered collateral received or own debt securities issued	Fair value of collateral received or own debt securities issued available for encumbrance
Collateral received	80.8	31.5
Loans and advances	1.2	—
Equity instruments	5.4	7.0
Debt securities	74.2	24.5
Other collateral received	—	—
Own debt securities issued other than own covered bonds or ABSs	—	0.6

ENCUMBERED ASSETS AND COLLATERAL RECEIVED AND MATCHING LIABILITIES
EUR billion
	Matching liabilities, contingent liabilities or securities lent	Assets, collateral received and own debt securities issued other than covered bonds and ABSs encumbered
Total sources of encumbrance (carrying amount)	325.2	445.9
On-balance-sheet encumbered assets amounted to EUR 365,100 million, of which 72% are loans (mortgage loans, corporate loans, etc.). Guarantees received committed amounted to EUR 80,800 million, relating mostly to debt securities received as security in asset purchase transactions and re-used.
Taken together, these two categories represent a total of EUR 445,900 million of encumbered assets, which give rise to EUR 325,200 million matching liabilities.
As of December 2021, total asset encumbrance in funding operations represented 26.1% of the Group’s extended balance sheet under EBA criteria (total assets plus guarantees received: EUR 1,708,000 million as of December 2021). This percentage has decreased from 26.6% that presented the Group as of December 2020, mainly as a result of the increase in the balance sheet.
d) Capital risk
In the second line of defence, capital risk management can independently challenge business and first-line activities by:
•Supervising capital planning and adequacy exercises through a review of the main components affecting the capital ratios.
•Identifying key metrics to calculate the Group’s regulatory capital, setting tolerance levels and analysing significant variations, as well as single transactions with impact on capital.
•Reviewing and challenging the execution of capital actions proposed in line with capital planning and risk appetite.
Grupo Santander commands a sound solvency position, above the levels required by regulators and by the European Central bank.
Regulatory capital
At 1 January 2022, at a consolidated level, the Group must maintain a minimum capital ratio of 8.85% of CET1 (4.50% being the requirement for Pillar I, 0.84% being the requirement for Pillar 2R (requirement), 2.50% being the requirement for capital conservation buffer, 1.00% being the requirement for G-SIB and 0.01% being the requirement for anti-cyclical capital buffer).
Grupo Santander must also maintain a minimum capital ratio of 10.64% of tier 1 and a minimum total ratio of 13.01%.
In 2021, the solvency target set was achieved. Santander’s CET1 ratio stood at 12.51%[1] at the close of the year, demonstrating its organic capacity to generate capital. The key regulatory capital figures are indicated below:

RECONCILIATION OF ACCOUNTING CAPITAL WITH REGULATORY CAPITAL
EUR million
	2021	2020	2019
Subscribed capital	8,670	8,670	8,309
Share premium account	47,979	52,013	52,446
Reserves	56,606	62,777	56,526
Treasury shares	(894)	(69)	(31)
Attributable profit	8,124	(8,771)	6,515
Approved dividend***	(836)	—	(1,662)
Shareholders’ equity on public balance sheet	119,649	114,620	122,103
Valuation adjustments	(32,719)	(33,144)	(22,032)
Non-controlling interests	10,123	9,846	10,588
Total Equity on public balance sheet	97,053	91,322	110,659
Goodwill and intangible assets	(16,132)	(15,711)	(28,478)
Eligible preference shares and participating securities	10,050	9,102	9,039
Accrued dividend***	(895)	(478)	(1,761)
Other adjustments*	(7,624)	(5,734)	(9,923)
Tier 1**	82,452	78,501	79,536
*Fundamentally for non-computable non-controlling interests and deductions and reasonable filters in compliance with CRR
**    Figures calculated by applying the transitional provisions of IFRS 9.
***Assumes 20% of ordinary profit, see note 4.a for proposed distribution of results.
The following table shows the capital coefficients and a detail of the eligible internal resources of the Group:

	2021	2020	2019
Capital coefficients
Level 1 ordinary eligible capital (EUR million)	72,402	69,399	70,497
Level 1 additional eligible capital (EUR million)	10,050	9,102	9,039
Level 2 eligible capital (EUR million)	14,865	12,514	11,531
Risk-weighted assets (EUR million)	578,930	562,580	605,244
Level 1 ordinary capital coefficient (CET 1)	12.51%	12.34%	11.65%
Level 1 additional capital coefficient (AT1)	1.73%	1.61%	1.49%
Level 1 capital coefficient (TIER1)	14.24%	13.95%	13.14%
Level 2 capital coefficient (TIER 2)	2.57%	2.23%	1.91%
Total capital coefficient	16.81%	16.18%	15.05%
1. Figures calculated by applying the transitional provisions of IFRS 9

ELIGIBLE CAPITAL
EUR million
	2021	2020	2019
Eligible capital
Common Equity Tier I	72,402	69,399	70,497
Capital	8,670	8,670	8,309
(-) Treasure shares and own shares financed	(966)	(126)	(63)
Share Premium	47,979	52,013	52,446
Reserves	58,157	64,766	57,368
Other retained earnings	(34,784)	(34,937)	(22,933)
Minority interests	6,736	6,669	6,441
Profit net of dividends	6,394	(9,249)	3,092
Deductions	(19,784)	(18,407)	(34,163)
Goodwill and intangible assets	(16,064)	(15,711)	(28,478)
Others	(3,720)	(2,696)	(5,685)
Additional Tier I	10,050	9,102	9,039
Eligible instruments AT1	10,102	8,854	9,209
T1-excesses-subsidiaries	(52)	248	(170)
Residual value of dividends	—	—	—
Others	—	—	—
Tier II	14,865	12,514	11,531
Eligible instruments T2	15,424	13,351	12,360
Gen. funds and surplus loans loss prov. IRB	75	—	—
T2-excesses - subsidiaries	(634)	(837)	(829)
Others	—	—	—
Total eligible capital	97,317	91,015	91,067
Note: Banco Santander, S.A. and its affiliates had not taken part in any State aid programmes.
Leverage ratio
Basel III established the leverage ratio as a non-risk sensitive measure aimed at limiting excessive balance sheet growth relative to available capital.
The Group performs the calculation in accordance with Regulation (EU) 2019/876 of 20 May 2019 amending Regulation (EU) No 575/2013 as regards the leverage ratio.
This ratio is calculated as tier 1 capital divided by leverage exposure. Exposure is calculated as the sum of the following items:
•Accounting assets, excluding derivatives and items treated as deductions from tier 1 capital (for example, the balance of loans is included, but not that of goodwill) further excluding the exposures referred to in Article 429a(1) of the regulation.
•Off-balance-sheet items (mainly guarantees, unused credit limits granted and documentary credits) weighted using credit conversion factors.
•Inclusion of net value of derivatives (gains and losses are netted with the same counterparty, minus collaterals if they comply with certain criteria) plus a charge for the future potential exposure.
•A charge for the potential risk of security funding transactions.
•Lastly, it includes a charge for the risk of credit derivative swaps (CDS).
With the publication of Regulation (EU) 2019/876 of 20 May, 2019, amending Regulation (EU) n.º 575/2013 as regards the leverage ratio, the final calibration of the ratio is set at 3% for all entities and, for systemic entities G-SIB, an additional surcharge is also established which will be 50% of the cushion ratio applicable to the EISM. In addition, modifications are included in its calculation, including the exclusion of certain exposures from the total exposure measure: public loans, transfer loans and officially guaranteed export credits.
Banks implemented this final definition of the leverage ratio in June 2021, however, the new calibration of the ratio (the additional surcharge for G-SIBs) will take effect from January 2023.

EUR million
	2021	2020	2019
Leverage
Level 1 Capital	82,452	78,501	79,536
Exposure	1,536,516	1,471,480	1,544,614
Leverage Ratio	5.37%	5.33%	5.15%
Global systemically important banks
Grupo Santander is one of 30 banks designated as global systemically important banks (G-SIBs).
The designation as a systemically important entity is based on the measurement set by regulators (the FSB and BCBS), based on 5 criteria (size, cross-jurisdictional activity, interconnectedness with other financial institutions, substitutability and complexity).
This definition means it has to fulfil certain additional requirements, which consist mainly of a capital buffer -1%, in TLAC requirements (total loss absorbing capacity), that we have to publish relevant information more frequently than other banks, greater regulatory requirements for internal control bodies, special supervision and drawing up of special reports to be submitted to supervisors.
The fact that Grupo Santander has to comply with these requirements makes it a more solid bank than its domestic rivals.